Exhibit 10.27

Chiharu Sekino, SBN #306589 Email: csekino@sfmslaw.com
SHEPHERD, FINKELMAN, MILLER & SHAH, LLP
1230 Columbia Street, Suite 1140 San Diego, California 92101 Telephone: (619) 235-2416
Facsimile: (866) 300-7367

Beth E. Terrell, SBN #178181 Email: bterrell@terrellmarshall.com
Jennifer Rust Murray, Admitted Pro Hac Vice Email: jmurray@terrellmarshall.com Elizabeth A. Adams, SBN #290029
Email: eadams@terrellmarshall.com TERRELL MARSHALL LAW GROUP PLLC
936 North 34th Street, Suite 300
Seattle, Washington 98103
Telephone: (206) 816-6603
Facsimile: (206) 319-5450

[Additional Counsel Appear on Signature Page]

Attorneys for Plaintiffs and the Proposed Class

UNITED STATES DISTRICT COURT
FOR THE NORTHERN DISTRICT OF CALIFORNIA OAKLAND DIVISION

ABANTE ROOTER AND PLUMBING, INC., MARK HANKINS, and PHILIP J. CHARVAT, individually and on behalf of all others similarly situated,	NO. 4:15-cv-06314-YGR CLASS ACTION SETTLEMENT AGREEMENT
Plaintiffs,
JURY TRIAL DEMAND
v.
Complaint Filed: December 30, 2015
ALARM.COM INCORPORATED, and ALARM.COM HOLDINGS, INC.,	Honorable Yvonne Gonzalez Rogers

Defendants.	DATE:
TIME:
LOCATION: Oakland Courthouse Courtroom 1 - 4th Floor

CLASS ACTION SETTLEMENT AGREEMENT
This class action settlement agreement (“Agreement” or “Settlement Agreement”) is entered as of October 23, 2018, between Abante Rooter and Plumbing, Inc., Mark Hankins, and Philip J. Charvat (“Plaintiffs”), individually and on behalf of the Settlement Class defined below, and Alarm.com Incorporated and Alarm.com Holdings (“Alarm.com”). Plaintiffs and Alarm.com are collectively referred to as the “Parties.”

RECITALS
A.    On December 30, 2015, Plaintiffs filed a class action complaint against Alarm.com, alleging Alarm.com was liable for telemarketing calls made on its behalf by certain of its dealers in violation of the Telephone Consumer Protection Act, 47 U.S.C. §§ 227 (the “TCPA”). (Dkt. 1)
B.    On February 26, 2016, Alarm.com filed its Answer and Affirmative Defenses, denying all liability and asserting various defenses. (Dkt. 35.)
C.    The Parties then engaged in class, merits, and expert discovery. Plaintiffs propounded interrogatories and document requests and took thirteen depositions, including Fed.
R.    Civ. P. 30(b)(6) depositions, expert depositions, and depositions of Alarm.com dealer Alliance Security, Inc. Defendants propounded written discovery to, and deposed, all three Plaintiffs.
D.    Plaintiffs filed their motion for class certification on March 7, 2017, which the Court granted. (Dkt. 126.) The parties engaged in additional fact and expert discovery aimed at identifying the class. Notice was sent to the class and sixteen class members opted out. (Dkt. 187.)

E.    Defendants filed a motion for summary judgment on May 1, 2018. (Dkt. 195.) Plaintiffs responded to Defendants’ motion and filed their own cross-motion for summary judgment. The Court denied both parties’ motions on August 3, 2018. (Dkt. 242.)

F.	On December 7, 2016, the Parties participated in a full-day mediation with Hon.
James F. Holderman (Ret.) of JAMS Chicago. On November 9, 2017 the Parties participated in a second mediation, this time with Hon. Morton Denlow (Ret.) also of JAMS Chicago. Again, the case did not settle. After the Court denied the parties’ cross-motions for summary judgment, the parties engaged in further settlement discussions while they actively prepared for trial.
G.    Alarm.com has at all times denied and continues to deny any wrongdoing and has denied and continues to deny that it violated the TCPA or is liable for others’ purported violations of the TCPA, including those of any of its authorized dealers or such dealers’ sub- dealers or lead generators, or committed any other wrongful act or violation of law.
H.    Plaintiffs’ counsel have conducted an extensive investigation of the facts and law underlying the claims asserted in the litigation, including through formal discovery and consultation with their own experts. Plaintiffs’ theories and evidence have been tested at class certification, summary judgment, and as they prepared for trial, which was scheduled to commence on October 9, 2018. Based on their evaluation, in consideration of all the circumstances and after serious arms’ length settlement negotiations, Plaintiffs and their counsel believe that the terms and conditions of this Agreement are fair, reasonable, and adequate for the Settlement Class, and that it is in the best interests of the Settlement Class to settle the Released Claims pursuant to the terms and provisions of this Agreement.
I.    The Parties agree that the Settlement was reached in good faith, following arms’ length bargaining.

NOW, THEREFORE, the Parties, along with their counsel, in consideration of the benefits flowing from the Settlement Agreement set forth herein, agree to the Settlement, subject to Court approval, upon the following terms and conditions.

AGREEMENT

1.	DEFINITIONS

As used in this Settlement Agreement, the following terms have the meanings specified below:
1.1    “Claim Form” means the form that Settlement Class Members may fill out and submit by U.S. Mail or online in substantially the form(s) as those attached hereto as Exhibit 1, which includes (a) the Claim Form attached to the Postcard Notice, (b) a downloadable Claim Form available on the Settlement Website, and (c) the electronically-fillable Claim Form Settlement Class Members may submit through the Settlement Website.
1.2    “Claim Period” begins the date Publication Notice is first made and Online Media Notice begins, which shall also be the date the Postcard Notice and Email Notice is sent and ends sixty days later.

1.3	“Class Counsel” means:

Brian Glasser
John W. Barrett
BAILEY & GLASSER LLP
209 Capitol St.
Charleston, WV 25301

Beth E. Terrell
Jennifer Rust Murray
TERRELL MARSHALL LAW GROUP PLLC
936 N 34th Street, Suite 300
Seattle, WA 98103

Edward A. Broderick
Anthony I. Paronich
BRODERICK & PARONICH, P.C.
99 High St., Suite 304
Boston, MA 02110

Matthew P. McCue
THE LAW OFFICE OF MATTHEW P. MCCUE
1 South Avenue, Suite 3
Natick, MA 01760

1.4    “Class Representatives” means Philip J. Charvat, Abante Rooter and Plumbing Inc., and Mark Hankins.
1.5    “Complaint” means the class action complaint filed in this action on December 30, 2015, Dkt. 1.
1.6    “Court” means the United States District Court for the Northern District of California.
1.7    “Effective Date” means the date five business days following the later of the following events: (i) the date upon which the time expires for filing a notice of appeal of the Court’s Final Approval Order and Judgment; or (ii) if there is an appeal or appeals of the Final Approval Order and Judgment, and the appellate court enters an order either dismissing the appeal(s) or affirming the Final Approval Order and Judgment without material modification, the date upon which the time expires for seeking review of that order.
1.8    “Email Notice” means the notice that is to be emailed to each Settlement Class Member, and whose name and email address can be located from records obtained during this litigation, in substantially the form of Exhibit 2 hereto, as provided in Section 4.2(b). Email Notice also will include a reminder notice that will be sent no later than thirty days before the expiration of the Claim Period to all Settlement Class members for whom a valid email is available and who have not submitted a claim.
1.9    “Fee Award” means the total amount of attorneys’ fees and reimbursement of expenses awarded by the Court to Class Counsel.
1.10    “Final Approval Hearing” means the hearing before the Court where the Parties will request that the Court enter the Final Approval Order and Judgment, approve the Settlement Agreement, and approve the Fee Award and the Service Awards to the Class Representatives.
1.11    “Final Approval Order and Judgment” means a document substantially in the form of Exhibit 3, or in such form as may be ordered by the Court, to be entered by the Court following the Final Approval Hearing.
1.12    “Service Award” means any amount the Court awards to Plaintiffs to recognize their efforts and risks in prosecuting this litigation on behalf of the Settlement Class.
1.13    “Long Form Notice” means the notice of this Settlement Agreement and Final Approval Hearing, which is to be provided to the Settlement Class in accordance with this Agreement and substantially in the form of Exhibit 4, or in such form as may be ordered by the
Court.

1.14	“Alarm.com’s Counsel” means:

Martin W. Jaszczuk
Daniel I. Schlessinger
Margaret M. Schuchardt
Seth H. Corthell
JASZCZUK P.C.
311 South Wacker Drive, Suite 3200
Chicago, Illinois 60606

Craig S. Primis, P.C.
Judson D. Brown, P.C.
KIRKLAND & ELLIS LLP
655 Fifteenth Street, N.W. Washington, D.C. 20005

Kasey C. Townsend
Susan J. Welde
MURCHISON & CUMMING, LLP
275 Battery Street, Suite 850 San Francisco, California 94111

1.15    “Alliance” means Alliance Security, Inc. or any of Alliance Security, Inc.’s sub- dealers, independent business operators, vendors, lead generators, or agents.
1.16    “Notice Deadline” means the deadline for the Settlement Administrator to commence notice by mailing the Postcard Notice, sending Email Notice, beginning Online Media Notice, and publishing the Publication Notice pursuant to the Notice Plan. The Notice Deadline will be no later than sixty business days following entry of the Preliminary Approval Order.
1.17    “Notice Plan” means the plan for disseminating notice to members of the Settlement Class of the Settlement Agreement and of the Final Approval Hearing, as developed by the Settlement Administrator and approved by the Parties and set forth in greater detail in Section 4 herein.
1.18    “Objection/Exclusion Deadline” means the date by which (1) a written objection to this Settlement Agreement, or (2) a written request for exclusion, must be postmarked. The Objection/Exclusion Deadline is sixty days after the Publication Notice is posted, Online Media Notice begins, and the Postcard Notice and Email Notice are sent.

1.19    “Online Media Notice” means the notice given by the placement of advertisements on various Internet and social media sites as provided for in Section 4.2(d) below and in substantially the form as that attached as Exhibit 5.
1.20    “Postcard Notice” means the notice with tear-off claim form that is to be mailed to each Settlement Class Member whose name and address can be located and for whom an email address was not located or whose email was returned undeliverable, in substantially the form of Exhibit 1(a), or in such form as may be ordered by the Court.
1.21    “Preliminary Approval Order” means the document substantially in the form of Exhibit 6 or such other order as may be entered by the Court for purposes of preliminarily approving the Settlement Agreement and certifying the Settlement Class solely for settlement purposes.
1.22    “Publication Notice” means the notice that will be published in print publications as set forth in Section 4 herein and in substantially the form attached hereto as Exhibit 7, or in such form as may be ordered by the Court.
1.23    “Released Claims” means any and all claims, causes of action, suits, obligations, debts, demands, agreements, promises, liabilities, damages, losses, controversies, costs, expenses, and attorneys’ fees of any nature whatsoever, against any Released Party, whether based on any federal law, state law, common law, territorial law, foreign law, contract, rule, statute, regulation, or equity, whether known or unknown, suspected, or unsuspected, asserted or unasserted, foreseen or unforeseen, actual or contingent, liquidated or unliquidated, punitive or compensatory, as of the date of the Final Approval Order, that arise out of or relate in any way to telemarketing calls received on or after December 30, 2011 through the date of Final Approval Order placed by Alliance either promoting Alarm.com’s goods or services or that could have resulted in the installation of a security system that could use or include any Alarm.com product or service: (a) to a cellular telephone number through the use of an automatic telephone dialing system or an artificial or pre-recorded voice, (b) to a residential telephone number using an artificial or pre-recorded voice, or (c) to a cellular or residential number registered on the national Do Not Call Registry and who received more than one such call within any twelve- month period.
1.24    “Released Parties” means Alarm.com, Inc. and Alarm.com Holdings, Inc. and each of their parents, subsidiaries, predecessors, successors, assigns, officers, directors, shareholders, employees, insurers, and attorneys.

1.25	“Settlement” means the compromise and settlement described in this Agreement.
1.26    “Settlement Administration Expenses” means the expenses incurred by the Settlement Administrator in providing notice pursuant to the Notice Plan approved by the Court, processing claims, and mailing checks for Settlement Class Members. Settlement Administration Expenses shall be paid from the Settlement Fund.
1.27    “Settlement Administrator” means KCC, the independent company that the parties have selected to notify the Settlement Class of the Settlement as described in Section 4 of this Agreement and administer the Settlement.
1.28    “Settlement Class” means all persons who, from December 30, 2011 through the date of Final Approval, received a telemarketing call made by Alliance either promoting Alarm.com’s goods or services or that could have resulted in the installation of a security system that could use or include any Alarm.com product or service: (a) to a cellular telephone number through the use of an automatic telephone dialing system or an artificial or pre-recorded voice,
(b) to a residential telephone number using an artificial or pre-recorded voice, or (c) to a cellular or residential number registered on the national Do Not Call Registry and who received more than one such call within any twelve-month period. Persons who: (1) provided their telephone numbers to Alarm.com prior to receiving calls from Alliance or (2) previously excluded themselves from the Class are not Settlement Class Members.
1.29    “Settlement Class Member” means any person who is included within the definition of the Settlement Class and who has not submitted a valid request for exclusion.
1.30    “Settlement Class Recovery” means the amount of the Settlement Fund available for distribution to the Settlement Class Member claimants, after payment of Settlement Administration Expenses, the Fee Award to Class Counsel (together with litigation expenses) and any approved Service Award to the Class Representatives.
1.31    “Settlement Fund” means the amount of $28,000,000 that Alarm.com has agreed to pay pursuant to the terms of this Settlement Agreement, as set forth in Section 2.1.
1.32    “Settlement Website” means the website to be created by the Settlement Administrator containing full details and information about the Settlement, including this Agreement, the Complaint, the Answer, the Preliminary Approval Order, Class Counsel’s fee petition, a printable Claim Form, and the Long Form Notice.

2.	SETTLEMENT RELIEF
2.1    Settlement Fund. Alarm.com agrees to pay into a Settlement Fund to be created and maintained by the Settlement Administrator, the amount of $28,000,000 in total and complete satisfaction of all obligations under this Agreement. The Settlement Fund will be used to pay the claims of all Settlement Class Members under this Agreement, Settlement Administration Expenses, any Service Awards to the Class Representatives, and any Fee Award

to Class Counsel (including any litigation expenses awarded). Under no circumstances will Alarm.com have any further payment obligations under this Agreement.
2.2    Funding of Settlement Fund. Alarm.com will make payments to the Settlement Fund as follows: within ten business days following entry of the Preliminary Approval Order, Alarm.com will transfer $5,000,000 to the Settlement Administrator (via wire instructions to be provided by the Settlement Administrator to Alarm.com). The Settlement Administrator will hold those amounts in escrow until such time as the Settlement Administrator is authorized to pay those funds, including for any authorized up-front notice costs and other costs of administration, pursuant to the Settlement Agreement, or as otherwise ordered by the Court. Interest shall accrue to the benefit of the Settlement Class but in the event the Settlement does not receive final approval, Alarm.com shall be entitled to return of the balance of the Settlement Fund after payment of notice and administration expenses incurred to that point.
Following this initial payment, Alarm.com shall pay the remainder of the $28,000,000 settlement payment to the Settlement Administrator (via the Settlement Administrator’s wire instructions), within ten business days following the Effective Date.

2.3	Distribution of the Settlement Fund
(a)    As soon as practicable, but no later than thirty days after the Effective Date, the Settlement Administrator shall make the following payments:

(i)	any Fee Award and litigation expenses, Service Awards, to Class Counsel, by any means agreed upon by Class Counsel;

(ii)	any remaining Settlement Administration expenses, by any means requested by the Settlement Administrator; and

(iii)	individual payments to Settlement Class Members (“Individual Settlement Payments”), by mailing checks to the address of each Settlement Class Member who submitted a timely and valid Claim Form.
(b)    The amount of the Individual Settlement Payments will depend upon the number of Settlement Class members who submit a valid and timely Claim Form. Each Settlement Class Member who submits a timely and valid claim form will receive a pro rata share of the Settlement, which will be determined by the following formula: Net Settlement Fund (Settlement Fund minus the Fee Award, Service Award, and Settlement Administration Expenses) divided by the total number of timely and valid Claim Forms.
(c)    All payments issued to Settlement Class Members via check will state on the face of the check that the check will become void unless cashed within 120 days after the date of issuance.
(d)    To the extent that any checks to Settlement Class Members remain uncashed after the void date, if it is administratively feasible, the Settlement Administrator shall distribute the funds associated with those checks to Settlement Class Members who cashed their check from the first distribution on a pro rata basis. The Settlement Administrator shall make this second distribution within thirty (30) days after the “stale date” of the checks distributed through the first distribution. Settlement Class Members will have 120 days to cash any check received through the second distribution. Any remaining funds, including to the extent a second distribution is not administratively feasible, shall be distributed as a cy pres award to National Consumer Law Center which is a non-profit dedicated to protecting consumers from unwanted telemarketing calls. The Settlement Administrator will contact the Parties’ counsel within five

(5) days following the stale date of checks mailed through the second distribution, or, alternatively if a second distribution is not administratively feasible, within five (5) days following the stale date of checks mailed through the first distribution, to inform them that the distributions are complete. At that time, the Parties’ counsel will provide the Settlement Administrator with instructions for sending any residual funds to the designated cy pres recipients.
2.4    Changes to Business Practices. Alarm.com will implement business practice changes to increase awareness of TCPA compliance. These changes include enhanced TCPA training for Alarm.com employees, changes to Alarm.com’s contractual terms with its service providers, and promotion of enhanced awareness of TCPA compliance among service providers. In addition, Alliance Security, Inc. will not be permitted to market or activate new accounts with Alarm.com products or services on a prospective basis effective within ninety (90) days of the Preliminary Approval Order.

3.	RELEASE OF CLAIMS
3.1    Plaintiffs and each Settlement Class Member hereby release, resolve, relinquish and discharge each of the Released Parties from the Released Claims.
Plaintiffs and Settlement Class Members further agree that they will not institute any action or cause of action or claims, known or unknown, fixed or contingent, which they have or claim to have in any state or federal court.
Plaintiffs and each Settlement Class Member further covenant not to sue the Released Parties, and each of them, on or for any of the Released Claims.
3.2    Upon the Effective Date, Settlement Class Members will waive and release any and all provisions, rights and benefits conferred either (a) by Section 1542 of the California Civil

Code, or (b) by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil Code, with respect to the claims released pursuant to Section 3.1 above. Section 1542 of the California Civil Code reads:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
Plaintiffs and Settlement Class Members may hereafter discover facts in addition to or different from those they now know or believe to be true with respect to the subject matter of the Released Claims, but upon the Effective Date, shall be deemed to have, and by operation of the Final Approval Order and Judgment shall have, fully, finally, and forever settled and released any and all of the claims released pursuant to the Released Claims whether known or unknown, suspected or unsuspected, contingent or non-contingent, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct that is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. However, the Settlement Agreement is not intended to and does not prohibit a Settlement Class Member from responding to inquiries posited by federal, state or local agencies and/or law enforcement, even if the inquiries relate to the Released Claims. Similarly, the Settlement Agreement is not intended to and does not prohibit a Settlement Class Member from bringing his or her concerns to federal, state or local agencies and/or law enforcement, even if those inquiries relate to the

Released Claims, provided that a Settlement Class Member is not attempting to revive any Released Claim.
3.3    The Parties intend that this Settlement Agreement will fully and finally dispose of Plaintiffs’ and Settlement Class Members’ claims against Alarm.com, which shall be dismissed with prejudice, along with any and all Released Claims against the Released Parties. The Settlement Agreement does not resolve claims against anyone else, including Alliance.
3.4    Upon the Effective Date, Plaintiffs and Settlement Class Members, shall be deemed to have, and by operation of law and of the Final Approval Order have, fully, finally, and forever released, relinquished, and discharged all Released Claims against the Released Parties.

4.	NOTICE TO THE CLASS
4.1    As soon as practicable but no later than sixty days following entry of the Preliminary Approval Order, the Settlement Administrator shall cause the Publication Notice, Online Media Notice, and Email Notice to be made and, where addresses are available, the Postcard Notice to be mailed, to Settlement Class Members. Such notice shall comport with Rule 23 of the Federal Rules of Civil Procedure, and be effectuated pursuant to the Notice Plan set forth in Section 4.2, the costs of which shall be deemed part of the Settlement Administration Expenses, and which shall be paid from the Settlement Fund. The Parties expressly agree that the initial out-of-pocket costs of the Publication Notice and Notice Postcard shall be paid from the initial payment provided for in Section 2.2, and that once incurred such out-of-pocket costs shall not be refundable in the event of termination of this Settlement or the failure of this Settlement to become effective.

4.2    The Notice Plan, which was developed in consultation with the Settlement Administrator, includes the following:
(a)    Identifying the Settlement Class. During the litigation, Plaintiffs obtained from Alliance Security, Inc. and certain of its vendors or sub-dealers calling records identifying approximately 1,215,993 telephone numbers associated with potential Settlement Class members. The Settlement Administrator will use contact information, including emails, contained within the calling records and has or will use standard industry practices to locate contact information for the Settlement Class Members whose information is not in the calling records, including, but not limited to, reverse lookups.
(b)    Emailed Notice. As soon as practicable but no later than sixty days after entry of the Preliminary Approval Order, the Settlement Administrator shall send the Email Notice to Settlement Class Members for whom an email address was located in the calling records.
(c)    Mailed Notice. As soon as practicable but no later than sixty days after entry of the Preliminary Approval Order, the Settlement Administrator shall send the Postcard Notice via first class mail to all Settlement Class Members for whom a mailing address could be obtained. The Settlement Administrator also shall send a Postcard Notice to any Settlement Class member for whom a postal address can be located who was initially sent an Email Notice and the Email Notice bounced back. Before sending the Postcard Notice, the Settlement Administrator shall update the postal address using the National Change of Address database. If a Postcard Notice is returned with a forwarding address, the Settlement Administrator shall promptly re- mail the Postcard Notice to the updated address. If a Postcard Notice is returned undeliverable, the Settlement Administrator shall perform one “skip trace” to try to find a good address.

(d)    Media Notice. As soon as practicable but no later than sixty days after entry of the Preliminary Approval Order, the Settlement Administrator will commence a media campaign designed to reach over 70% of Settlement Class members. The media campaign will include the placement of targeted ads in selected publications and on widely-used Internet and social media sites.
(e)    Settlement Website. As soon as practicable but no later than sixty days after entry of the Preliminary Approval Order, this Agreement, Plaintiffs’ Complaint, Defendants’ Answer, and the Long Form Notice shall be made available on a website, which shall be obtained, created, and administered by the Settlement Administrator (the “Settlement Website”) and shall include the ability to submit a Claim Form online. The Long Form Notice on the Settlement Website shall be substantially in the form attached hereto, or in such form as may be ordered by the Court. The Email Notice, Postcard Notice, Publication Notice, and Online Media Notice will refer Settlement Class Members to the Settlement Website.
(f)    Email reminder. The Settlement Administrator will send an email no later than thirty days before the expiration of the Claim Period to all Settlement Class Members for whom an email address is available and who have not submitted claims. The email will remind Settlement Class Members to submit claims and the date to do so.
4.3    Any member of the Settlement Class may object to this Agreement by filing with the Court a written statement that includes: his or her full name; address; telephone number where he or she may be contacted; the telephone number or numbers that he or she maintains were called; all grounds in detail for the objection, with factual and legal support for each stated ground; the identity of any witnesses he or she may call to testify; copies of any exhibits that he or she intends to introduce into evidence at the Final Approval Hearing; a statement of the identity (including name, address, phone number and email) of any lawyer who will be representing the individual with respect to any objection, and a statement of whether he or she intends to appear at the Final Approval Hearing with or without counsel. Such objection must be filed with the Court with a postmark date on or before the Objection/Exclusion Deadline.
Consistent with the changes to Federal Rule Civil Procedure 23(e) which become effective December 1, 2018, any Settlement Class Member who objects to the Settlement must (a) state with specificity the grounds for the objection; and (b) specify whether the objection applies only to the objector, to a specific subset of the Settlement Class, or to the entire Settlement Class. In addition, any payment or other consideration given to an objector or objector’s counsel for: (a) forgoing or withdrawing an objection, or (b) forgoing, dismissing, or abandoning an appeal from a judgment approving a class settlement shall require Court approval.
Any member of the Settlement Class who fails to timely file a written objection in accordance with the terms of this sub-section shall not be permitted to object to this Agreement at the Final Approval Hearing, and shall be foreclosed from seeking any review of this Agreement by appeal or other means and shall be deemed to have waived his or her objections and be forever barred from making any such objections.
4.4    Any member of the Settlement Class may request to be excluded (“opt-out”) from the Settlement Class by sending, by first class mail, a written request for exclusion to the Settlement Administrator postmarked on or before the Objection/Exclusion Deadline. The request for exclusion must include the name of this action, Abante Rooter and Plumbing, Inc. v. Alarm.com, the Settlement Class member’s full name, address, and telephone number where he or she may be contacted, the telephone number(s) which he or she maintains was called, and a statement that the member of the Settlement Class submitting the request wishes to be excluded from the Settlement of this litigation, and personally signed by the member of the Settlement Class submitting the request. A request to be excluded that does not include all of the foregoing information, or that is not sent to the Settlement Administrator, or that is not postmarked within the time specified, shall be considered deficient. If an exclusion request is deemed deficient in that it lacks a signature or any of the information required by this paragraph, the Settlement Administrator will provide the Settlement Class Member with an opportunity to cure the deficiency by sending an email or letter describing the deficiency and informing the Settlement Class Member that he or she has fifteen days to correct the issue. If the Settlement Class member does not cure the deficiency within the specified time, that person shall be a Settlement Class Member and shall be bound as a Settlement Class Member by the Agreement, if approved. If a member of the Settlement Class submits both a Claim Form and a request for exclusion, the former shall govern and any request for exclusion will be treated as having been withdrawn. The Settlement Administrator will provide a list of those members of the Settlement Class who have requested exclusion each week with its weekly reports, along with copies of each request received, and a final list of everyone who has requested exclusion no later than thirty-five business days after the Objection/Exclusion Deadline.
Any member of the Settlement Class who submits a timely and valid exclusion request shall not: (i) be bound by the Final Approval Order and Judgment; (ii) be entitled to relief under this Settlement Agreement; (iii) gain any rights by virtue of this Agreement; or (iv) be entitled to object to any aspect of this Agreement. So-called “mass” or “class” opt-outs shall not be allowed.

5.	CLAIMS AND DEFICIENCY PROCESS
5.1    A Settlement Class Member must submit a Claim Form in order to make a claim, either by mail or online. To be valid, the Claim Form must contain the full name, mailing address of the Settlement Class Member, and the telephone number at which he or she can be reached. The Claim Form must also include the telephone number(s) the Settlement Class Member maintains received allegedly unlawful calls from Alliance. Claim Forms submitted by mail must be post-marked by the last day of the Claim Period. Claim Forms submitted through the Settlement Website must be submitted on or before the last day of the Claim Period. The Settlement Class Member must sign the claim form, verifying that all information on the form is accurate and that the Settlement Class Member received allegedly unlawful calls from Alliance.
5.2    No later than twenty (20) days after the close of the Claim Period, the Settlement Administrator will complete a review of each claim that is submitted within the Claim Period. If the claim is timely, sets forth the information required in Section 5.1, is signed (by written or electronic signature), is not duplicative of a previously approved claim, and there is no indicia that the claim was fraudulently submitted, then the Settlement Administrator will approve the claim. If a claim is denied as deficient in that it lacks a signature or any of the information required in Section 5.1 or due to indicia that the claim was fraudulently submitted, the Settlement Administrator will within five days after completing the deficiency review provide the Settlement Class Member with an opportunity to cure the deficiency by sending an email or letter describing the deficiency and informing the Settlement Class Member that he or she has fifteen days to correct the issue. If the Settlement Administrator determines a claim is deficient due to fraud, the Settlement Class Member will be provided an opportunity to submit additional proof that calls meeting the class definition were received, such as billing records or call recordings. The Settlement Administrator will provide reports weekly to the Parties’ counsel on the number of claims that are received, the number that were denied, the number found to be deficient, and the number that were approved as well as the number of requests for exclusion and objections received, along with copies of both. If there are any disputes over the validity of a claim, the Parties’ counsel will attempt to resolve such disputes between themselves, and if not successful, the disputes will be promptly presented to the Court for resolution.
5.3    Each Settlement Class Member will be entitled to submit only one claim, regardless of the number of the calls claimed to be received on any cellular or residential telephone. For informational purposes only, each Settlement Class member whose telephone number appears in the data Plaintiffs obtained during the litigation will be able to learn the number of calls the data shows he or she received by visiting the Settlement Website and following the directions. The Settlement Website also will include information for Settlement Class members whose telephone numbers do not appear in the data regarding ways to determine the number of calls they received.

6.	SETTLEMENT ADMINISTRATION

6.1    The Settlement Administrator retained by the Parties shall have the following duties:
a.    Identify physical addresses for Settlement Class members through reverse lookups as set forth in Section 4 above;
b.    Prepare the Email, Long Form, Postcard, Online Media and Publication Notices, in substantially the form as those attached to this Agreement as approved by the Court;
c.    Design and implement the Notice Plan set forth in Section 4 such that it complies with Fed. R. Civ. P. 23 and due process;

d.	Create and maintain the Settlement Website;
e.    Establish a dedicated toll-free number with interactive voice recognition and available live operators;
f.    Process, log, and review exclusion requests for deficiencies and address deficiencies with those requesting exclusion and providing them with an opportunity to cure, as provided for in Section 4.4;
g.    Process, log, and review claims for deficiencies and/or fraud, and address deficiencies with claimants providing them with an opportunity to cure, as provided for in Section 5.2;
h.    Calculate Settlement Class Member awards and distribute awards to Settlement Class Members who file valid claims, maintain a bank account to contain the Settlement Fund, maintain all required records, make a second distribution as provided for in Section 2.3(c), if necessary, and distribute any funds remaining from uncashed checks to the National Consumer Law Center;
i.    Provide the Parties with weekly reports regarding the status of the Notice Plan, and number of claims, exclusion requests, and objections received;

j.	Maintain copies of exclusion requests and objections; and

k.    Provide declarations to the Court in support of preliminary and final settlement approval.
6.2    The Settlement Administrator shall, under the supervision of the Court, administer the relief provided by this Settlement Agreement by completing its duties in a reasonable, cost effective, and timely manner. The Settlement Administrator shall maintain reasonably detailed records of its activities under this Agreement. The Settlement Administrator shall maintain all such records as are required by applicable law and in accordance with its normal business practices, including but not limited to a summary of work performed by the Settlement Administrator, and an accounting of all amounts paid from the Settlement Fund to Settlement Class Members. Such records will be provided to Class Counsel and Alarm.com’s Counsel and to the Court along with the motion for final approval.
6.3    In the exercise of its duties outlined in this Agreement, the Settlement Administrator shall have the right to reasonably request additional information from the Parties or any Settlement Class Member.
6.4    The Settlement Administrator, with approval by the Parties, shall be responsible for compliance with the applicable provisions of the Class Action Fairness Act (“CAFA”), including the notice requirements in 28 U.S.C. § 1715.
6.5    As soon as practicable after the conclusion of the Settlement Administrator’s obligations to provide notice and administer the settlement but no later than twenty (20) days after the deadline for Settlement Class Members to cure any deficient claims or exclusion requests as set forth above, the Settlement Administrator shall provide Class Counsel and Alarm.com’s Counsel with an appropriate declaration outlining compliance with those obligations. The declaration will include final tallies of valid claims, exclusion requests, and objections as well as a statement of the total expenses incurred by the Settlement Administrator as of that date.

7.	PRELIMINARY APPROVAL ORDER AND FINAL APPROVAL ORDER AND JUDGMENT
7.1    Within the time frame established by the Court, Plaintiffs shall submit this Agreement together with its Exhibits to the Court and shall move the Court for entry of the Preliminary Approval Order, which shall, among other things, preliminarily approve this

Settlement Agreement, certify the Settlement Class for settlement purposes only, appoint Plaintiffs’ counsel as Class Counsel and Plaintiffs as the Class Representatives, and set a date for a Final Approval Hearing, which shall be scheduled no earlier than 205 days after entry of the Preliminary Approval Order, in order to comply with the requirements of CAFA and to provide sufficient time for the Settlement Administrator to execute the Notice Plan.
7.2    Alarm.com does not oppose the certification of the Settlement Class for settlement purposes only. Certification of a Settlement Class shall not be deemed a concession that certification of a class is otherwise appropriate. Alarm.com preserves its arguments that a litigation class could not be properly certified pursuant to Federal Rule of Civil Procedure 23. If this Agreement is not approved by the Court or is otherwise terminated or voided, the certification of the Settlement Class shall be void and there will be no waiver, estoppel or preclusive effect given to this Agreement in any litigated proceedings.
7.3    Class Counsel shall submit to the Court evidence and legal argument to support the Final Approval Order and Judgment, which shall (among other things):
(a)    find that the Court has personal jurisdiction over all Settlement Class Members and that the Court has subject matter jurisdiction to approve the Agreement, including all Exhibits hereto;
(b)    grant final approval of the Settlement Agreement and likewise approve the Settlement as fair, reasonable and adequate as to, and in the best interests of Settlement Class Members; direct the Parties and their counsel to implement the Agreement according to its terms and provisions; and declare the Agreement to be binding on, and have preclusive effect on, all pending and future lawsuits or other proceedings maintained by or on behalf of Plaintiffs and the Releasing Parties;

(c)	find that the Notice Plan implemented pursuant to the Agreement:
(1) constituted the best practicable notice under the circumstances; (2) constituted notice that is reasonably calculated to apprise members of the Settlement Class of the pendency of this litigation, their right to object to or exclude themselves from the proposed Settlement, and to appear at the Final Approval Hearing; (3) is reasonable and constitutes due, adequate, and sufficient notice to all entities and individuals entitled to receive notice; and (4) meets all applicable requirements of the Federal Rules of Civil Procedure, the Due Process Clause of the United States Constitution, and the rules of the Court;
(d)    find that the Class Representatives and Class Counsel adequately represented the Settlement Class for purposes of entering into and implementing the Agreement;
(e)    dismiss Alarm.com from the action (including, without limitation, all individual claims, class claims, Plaintiff claims, Settlement Class Member claims, and Released Claims asserted therein against the Released Parties) on the merits and with prejudice, without fees or costs to either Alarm.com or Plaintiffs except as expressly provided in the Settlement Agreement;
(f)    approve and incorporate the Releases set forth herein and forever discharge the Released Parties from the Released Claims as set forth herein; and
(g)    without affecting the finality of the Final Approval Order and Judgment for purposes of appeal, retain jurisdiction as to all matters relating to administration, consummation, enforcement, and interpretation of the Settlement Agreement and the Final Approval Order and Judgment, and for any other necessary purpose; and

(h)	set forth any other provisions, as the Court deems necessary and just.

8.	CLASS COUNSEL’S FEE AWARD AND PLAINTIFFS’ SERVICE AWARDS
8.1    Class Counsel shall apply to the Court for the Fee Award of up to 30% of the Settlement Fund of $28,000,000, plus out-of-pocket costs and expenses incurred by Class Counsel in this litigation, which are currently estimated to be $300,000. Nothing in this Agreement requires Alarm.com or its counsel to take any position with respect to any motion or request made as contemplated by this Section. If the Fee Award entered by the Court is less than that sought by Class Counsel, the difference will become part of the Settlement Class Recovery.
8.2    Class Counsel shall file their motion for attorneys’ fees and litigation costs and expenses thirty days before the Exclusion/Objection deadline. The Settlement Administrator shall post Class Counsel’s fee petition to the Settlement Website within twenty-four hours of filing the fee petition with the Court.
8.3    The amount of the Fee Award approved by the Court shall be paid to Class Counsel from the Settlement Fund, and subject to the terms of this Settlement, no later than thirty days after the Effective Date.
8.4    Class Counsel shall apply to the Court for Service Awards for the Class Representatives in an amount to be determined and approved by the Court in its sole discretion. Class Counsel intends to request that Plaintiffs be awarded $10,000 each. If the Service Awards entered by the Court are less than those sought by Class Counsel, the difference will become part of the Settlement Class Recovery.
8.5    The Service Awards, if approved by the Court, shall be paid by the Settlement Administrator from the Settlement Fund, no later than thirty days after the Effective Date.

9.	CONDITIONS OF SETTLEMENT, EFFECT OF DISAPPROVAL, CANCELLATION OR TERMINATION
9.1    This Settlement Agreement shall not become effective unless and until each of the following events has occurred:
(a)    This Agreement has been signed by Plaintiffs, Alarm.com, and Class
Counsel;

(b)	The Court has entered the Preliminary Approval Order; and
(c)    The Court has entered the Final Approval Order and Judgment, following notice to the Settlement Class and a Final Approval Hearing, or a final approval order and judgment substantially consistent with this Agreement; and

(d)	All appeals have been resolved or the time for filing any appeal has run.
9.2    If this Agreement is terminated or is not approved by the Court or an order approving the Agreement is reversed on appeal, the Parties shall be restored to their respective positions as of the date of the signing of this Agreement. In such event, any Final Approval Order and Judgment or other order entered by the Court in accordance with the terms of this Agreement shall be treated as vacated, nunc pro tunc, and the Parties shall be returned to the status quo ante with respect to the litigation as if this Agreement had never been entered into. If the termination or failure to become effective occurs before the Preliminary Approval Order is entered, the Parties agree that Alarm.com shall have no obligation to make any payment to the escrow account and that any sums on deposit in the escrow account shall be returned to Alarm.com. If the termination or failure to be approved occurs after the initial payment, provided for in Section 2.2, above, has been made to the Settlement Administrator and charges have been incurred, then any sums not necessary for incurred expenses, or already expended upon notice at the time of the termination or failure to be approved shall be returned to Alarm.com.

10.	DEFENDANTS’ OPTION TO TERMINATE
10.1    Defendants have the option to terminate this Settlement Agreement and thereby render the Settlement Agreement null and void, if (a) the Court fails to give preliminary approval to this Settlement Agreement or any aspect of the Settlement, or fails to give final approval to this Settlement Agreement or any aspect of the Settlement; (b) the Court modifies the Agreement, the proposed Preliminary Approval Order or proposed Final Approval Order in a way that Alarm.com reasonably considers to be material; (c) the number of valid and timely requests for exclusion (opt-outs) by individuals equals or exceeds two percent (2%) of the total number of individuals in the Settlement Class who are sent Email or Postcard Notice as provided in Section 4.2, above; or (d) upon such other grounds as may be agreed to by the Parties or permitted by the Court. Defendants’ option to terminate shall be communicated in writing to Class Counsel within seven days after receiving a report of the numbers of opt-outs certified by the Settlement Administrator following the last date for members of the Settlement Class to opt- out.

11.	NO ADMISSION OF LIABILITY
11.1    Alarm.com has denied and continues to deny any liability or wrongdoing of any kind with respect to the claims that are or could have been alleged in the Complaint. Alarm.com has denied and continues to deny that it violated the TCPA or is liable for others’ purported violations of the TCPA, including those of any of its authorized dealers or such dealers’ sub- dealers or lead generators, or committed any other wrongful act or violation of law. Alarm.com has never used outbound telemarketing to market or sell its products and services directly to end customers. Alarm.com denies that it is responsible for, or that it controls via an agency relationship, the marketing and sales efforts of independent companies who are Alarm.com service providers. It is specifically understood and agreed that this Agreement does not constitute and is not to be construed as an admission by Alarm.com of: (a) any fact or liability;
(b) any violation of any federal, state, local or common law, statute, policy or regulation, including but not limited to the Telephone Consumer Protection Act and all other Released Claims; (c) the commission by Alarm.com of any other actionable wrong; and (d) the appropriateness of class certification for purposes other than settlement.

12.	MISCELLANEOUS PROVISIONS
12.1    The Parties: (a) acknowledge that it is their intent to consummate this Settlement Agreement; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of this Agreement. Class Counsel and Alarm.com’s Counsel agree to cooperate with one another in seeking Court approval of the Preliminary Approval Order, the Settlement Agreement, and the Final Approval Order and Judgment, and to agree upon and execute all such other documentation as may be reasonably required to obtain final approval of the Agreement.
12.2    The Class Representatives agree, as of the Effective Date, that they will not disparage, denigrate, or defame Alarm.com or any other of the Released Parties as defined herein. Alarm.com agrees, as of the Effective Date, that its officers and directors will not disparage, denigrate, or defame the Class Representatives. Any disputes regarding compliance with this provision will be resolved through mediation at a location agreed upon by the parties.
12.3    To the extent that either side desires to issue a press release, they may only do so subject to the prior approval of the other party. No press release or other public statements shall include statements disparaging either side, or statements suggesting that the Defendant has been found to have violated any law, or that the settlement amounts to an admission of liability.

12.4    The Parties intend this Settlement Agreement to be a final and complete resolution of all disputes between them with respect to the Released Claims and this litigation.
12.5    The Parties have relied upon the advice and representation of their respective counsel concerning their respective legal liability for the claims hereby released. The Parties have read and understand fully this Agreement and have been fully advised as to its legal effect by their respective counsel and intend to be legally bound by the same.
12.6    The Settlement and this Agreement represent a negotiated compromise, and regardless whether the Effective Date occurs or the Settlement Agreement is terminated, neither this Agreement nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of this Agreement or the Settlement:
(a)    is, may be deemed, or shall be used, offered or received against the Released Parties, or each or any of them, as an admission, concession, or evidence of the validity of any Released Claims, the truth of any fact alleged by a Class Representative, the deficiency of any defense that has been or could have been asserted in the litigation, the violation of any law or statute, or of any alleged wrongdoing, liability, negligence, or fault of the Released Parties, or any of them;
(b)    is, may be deemed, or shall be construed against Plaintiffs and the Settlement Class, or each or any of them, or against the Released Parties, or each or any of them, as an admission, concession, or evidence that the consideration to be given hereunder represents an amount equal to, less than or greater than that amount that could have or would have been recovered after trial; and
(c)    is, may be deemed, or shall be construed against Plaintiffs and the Settlement Class, or each or any of them, or against the Released Parties, or each or any of them,

as an admission, concession, or evidence that any of Plaintiffs’ or the Settlement Class’s claims are with or without merit or that damages recoverable would have exceeded or would have been less than any particular amount.
12.7    Unless the context of this Agreement requires otherwise, the plural includes the singular, the singular includes the plural, and “including” has the inclusive meaning of “including without limitation.” The words “hereof”, “herein”, “hereby”, “hereunder”, and other similar terms of this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. All pronouns and any variations thereof will be deemed to refer to masculine, feminine, or neuter, singular, or plural, as the identity of the person or persons may require.
12.8    The waiver by one Party of any breach of this Agreement by any other Party shall not be deemed as a waiver of any other prior or subsequent breaches of this Agreement.
12.9    Except as otherwise provided herein, each Party shall bear its own costs and attorneys’ fees.
12.10    Each counsel or Party executing this Settlement Agreement, any of its Exhibits, or any related settlement documents on behalf of any party hereto hereby warrants and represents that such party has the full authority to do so and has the authority to take appropriate action required or permitted to be taken pursuant to the Agreement to effectuate its terms.
12.11    Plaintiffs hereby warrant and represent that they have not assigned any claim, right, or interest relating to the Released Claims to any other person or party and are fully entitled to release same.
12.12    This Agreement may be executed by the Parties in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures or scanned and e-mailed signatures shall be treated as original signatures and shall be binding.
12.13    Neither this Settlement Agreement nor any of its provisions nor any of the referenced documents (including but not limited to drafts of the Settlement Agreement, the Preliminary Approval Order or the Final Judgment and Order), negotiations, or proceedings relating in any way to the Settlement shall be construed as or deemed to be evidence of an admission or concession by any person, including the Defendants; and shall not be offered or received in evidence, or subject to discovery, in this or any other action except in proceedings brought to enforce the terms of this Settlement Agreement or except as may be required expressly by law or court order. The provisions of this Section shall be binding regardless of whether this Settlement Agreement is approved by the Court, is terminated, or otherwise fails to become effective or whether the Settlement is rendered void for any reason.
12.14    This Settlement Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties hereto and the Released Parties.
12.15    This Settlement Agreement is deemed to have been prepared by counsel for all Parties, as a result of arms’ length negotiations among the Parties. Whereas all Parties have contributed substantially and materially to the preparation of this Agreement, it shall not be construed more strictly against one party than another.
12.16    By signing below, Class Representatives and Class Counsel hereby represent that as of the date of the execution of this Agreement, they are not aware of any other claims held by them or by their clients against Alarm.com based upon allegations of violations of the any federal or state law regarding telemarketing calls.

12.17    This Settlement Agreement shall be governed by and construed in accordance with the laws of the State of California.
12.18    The Parties agree that the Court will retain jurisdiction over any disputes regarding the interpretation or implementation of this Agreement and the Settlement memorialized herein. IN WITNESS WHEREOF, the Parties hereto have caused this Settlement Agreement to be executed.
For Plaintiffs and the Settlement Class:

/s/ Philip J. Charvat	Date:	October 24, 2018
Philip J. Charvat

/s/ Mark Hankins	Date:	October 25, 2018
Mark Hankins

/s/ Fred Heidarpour	Date:	October 24, 2018
Fred Heidarpour on behalf of Abante Rooter And Plumbing, Inc.

/s/ John Barrett	Date:	October 25, 2018
John Barrett Bailey & Glasser LLP

/s/ Beth E. Terrell	Date:	October 25, 2018
Beth E. Terrell Terrell Marshall Law Group PLLC

/s/ Edward Broderick	Date:	October 24, 2018
Edward Broderick Broderick & Paronich, P.C.

/s/ Matthew P. McCue	Date:	October 25, 2018
Matthew P. McCue The Law Office of Matthew P. McCue

For Alarm.com Incorporated and Alarm.com Holdings, Inc.

/s/ Martin Jaszczuk	Date:	October 25, 2018
Martin Jaszczuk Jaszczuk P.C.

/s/ Craig Primis	Date:	October 25, 2018
Craig Primis Kirkland & Ellis LLP

— EXHIBIT    1 —

SETTLEMENT AGREEMENT - EXHIBIT 1(a)
(POSTCARD NOTICE)

A COURT AUTHORIZED THIS LEGAL NOTICE	Alarm.com Settlement Administrator	First-Class Mail US Postage Paid Permit #__
P.O. Box 505034 Louisville, KY 40233-9702

If you received telemarketing calls from Alliance Security or third parties hired by Alliance that promoted or could have resulted in the purchase of Alarm.com goods or services, you may be entitled to benefits under a class action settlement.

«Barcode»
Postal Service: Please do not mark barcode
Claim ID #: A2T-«ClaimID»-«MailRec»

A settlement has been reached in a class action lawsuit, Abante Rooter and Plumbing, Inc. v. Alarm.com Inc. (U.S. District Court N.D. Cal.), where Plaintiffs allege that Alarm.com’s dealer Alliance Security or third parties hired by Alliance (collectively “Alliance”) placed: (1) autodialed or pre- recorded calls and (2) calls to numbers on the National Do Not Call Registry. Alarm.com denies any wrongdoing.
«First1» «Last1» «CO» «Addr2» «Addr1» «City», «St» «Zip» «Country»

Complete and return the enclosed claim form by April 16, 2019 to receive a cash payment.
<Barcode>
Alarm.com Telemarketing Settlement Claim Form

Fill out each section of this form, sign where indicated, carefully tear at perforation, and mail. Forms must be postmarked by April 16, 2019. You may also complete your Claim Form online at www.AlarmTCPAClassAction.com

Part I: Claimant Identification. Complete this section.
Name (First, Last):____________________________________________________
Street Address: ______________________________________________________
City:_________ State:______ ZIP Code:________
Country (if not USA):
Contact Phone #: (_____) ______–________
Email Address:_________________
Telephone #(s) at which calls were received: (____) ____-______; (____) ____-______.

Part II: Claim. Unique Identifier: «ClaimID»

I affirm I received one or more calls at the number(s) listed above on or after December 30, 2011 from Alliance or a third party hired by Alliance that promoted or could have resulted in the purchase of Alarm.com goods or services.

Part III: Certification. I certify that that the foregoing information is true and correct.

Signature:______________________________________ Date: / /
Print Name: ____________________________________

SETTLEMENT AGREEMENT - EXHIBIT 1(a)
(POSTCARD NOTICE)

WHO IS A CLASS MEMBER?
You may be in the Settlement Class if, on or after December 30, 2011, you received from Alliance Security or third parties hired by Alliance an automated telemarketing call on your cell phone or a telemarketing call to your residential line using an artificial or prerecorded voice or if you received multiple calls in a twelve-month period to a number listed on the National Do Not Call Registry. Records obtained through this case indicate that you may have received one or more of these calls. You are NOT a class member if you previously excluded yourself from this case or provided your telephone number to Alarm.com prior to receiving such calls.

SETTLEMENT TERMS
Alarm.com will pay $28,000,000 into a fund that will cover: (1) cash payments to eligible Settlement Class Members who submit claims; (2) attorneys’ fees to Class Counsel not to exceed $8,400,000 (30% of the fund) plus litigation costs of up to $300,000, as approved by the Court; (3) court-approved service awards to Plaintiffs Abante Rooter and Plumbing, Hankins, and Charvat of $10,000 each; and (4) the costs of administering the settlement. Class Counsel estimate you will receive between $95 and $143, which is less than the $500 to $1,500 per call you might receive if Plaintiffs had won at trial. The amount you will receive under the Settlement will depend on the number of Settlement Class members who submit claims and could be less.

YOUR RIGHTS AND OPTIONS
Submit a Claim Form. To receive a cash award, fill out the attached Claim Form, carefully tear off at the perforation, and drop it in the mail. You may also submit a Claim Form electronically on the Settlement Website: www.AlarmTCPAClassAction.com. You can only submit one claim regardless of the number of calls you may have received. Your Claim Form must be postmarked or submitted electronically no later than April 16, 2019.
Opt Out. You may also exclude yourself from the Settlement and keep your right to sue Alarm.com on your own by sending a written request for exclusion to the Settlement Administrator postmarked by April 16, 2019. If you do not exclude yourself, you will be bound by the settlement and give up your right to sue Alarm.com regarding the settled claims. Please visit the Settlement Website for more details.
Object. If you do not opt out, you have the right to object to the proposed settlement. Objections must be signed, filed with the Court, postmarked by April 16, 2019, provide the reasons for the objection, and specify if the objection applies only to the objector, to a specific subset of the class, or to the entire class. Visit the Website for more details. Do Nothing. If you do nothing, you will not receive any payment and will lose the right to sue Alarm.com about the
Released Claims. You will be considered part of the Settlement Class, and you will be bound by the Court’s decisions.
Attend the Final Approval Hearing. The Court has set a hearing to decide whether the settlement should be approved on July 30, 2019at 2:00 p.m. at the United States District Court for the Northern District of California, Courtroom One 4th Floor, 1301 Clay Street, Oakland, CA 94612. All persons who timely object to the settlement by April 16,2019 may ask to appear at the Final Approval Hearing.

You can find more details about the settlement on the website: www.AlarmTCPAClassAction.com or by calling toll free 1-855-256-2243. PLEASE DO NOT TELEPHONE THE COURT OR THE CLERK’S OFFICE TO INQUIRE ABOUT THIS SETTLEMENT OR THE CLAIMS PROCESS

____________________	First-Class Mail US Postage Paid Permit #___
____________________
____________________

Alarm.com Settlement Administrator
P.O. Box 505034
Louisville, KY 40233-9702

SETTLEMENT AGREEMENT EXHIBIT 1(b)

Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al., Case No. 3:15-cv-06314 YGR
CLAIM FORM

To receive benefits from this Settlement, your Claim Form must be electronically submitted or postmarked on or before April 16, 2019. You may submit your completed and signed Claim Form online at www.AlarmTCPAClassAction.com or by mail to the following address:

Alarm.com Settlement Administrator
P.O. Box 505304
Louisville, KY 40233-9702

You must complete all sections and sign below in order to receive any benefits from this Settlement.

By submitting a claim, you are attesting that you received on or after December 30, 2011, (1) an automated or pre-recorded telemarketing call on your cell phone, or (2) a call using a prerecorded voice to your residential line, or (3) multiple calls in a twelve-month period to a residential or cellular number on the National Do Not Call list and those calls were placed by Alliance or a third party hired by Alliance promoting Alarm.com’s products or services or that could have resulted in the installation of a security system that could use or include any Alarm.com product or service. Do not submit more than one Claim Form. Submitting more than one Claim Form will not increase your compensation under the Settlement Agreement.

First Name	MI	Last Name

Business Name (If applicable)

Street Address
-
City	State	ZIP		ZIP4 (optional)

Contact Phone Number

Email Address

Telephone Number at which you received calls from Alliance or related third parties that promoted or could have resulted in the sale of Alarm.com’s products or services.

Class Member ID from email or postcard notice (if you did not receive such a notice, leave this blank):

I declare that I have accurately filled out this form.

Signature:		Date:

— EXHIBIT    2 —

SETTLEMENT AGREEMENT EXHIBIT 2 EMAIL NOTICE

UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA

If you received telemarketing calls from Alliance Security, Inc. or a third party hired by Alliance that promoted or could have resulted in the purchase of Alarm.com goods or services, you could get a payment from a class action settlement.

Click Here For A Downloadable Claim Form Click Here To Access An Electronic Claim Form

Why did I get this Notice? You received this notice because a proposed settlement of a class action lawsuit filed against Alarm.com has been reached in the United States District Court for the Northern District of California (Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al., Case No. 4:15-cv-06314) (the “Settlement”).

You may be in the Settlement Class because on or after December 30, 2011 you may have received from Alliance Security, Inc. or one of its subdealers, independent business operators, vendors, lead generators, or agents (collectively “Alliance”) without your permission: (a) automated telemarketing calls to your cellular telephone; (b) telemarketing calls using an artificial or pre-recorded voice to your cellular telephone or residential line; or (c) two or more telemarketing calls within any twelve-month period to a telephone number that was registered on the National Do-Not-Call Registry, where the calls promoted Alarm.com goods or services or could have resulted in the installation of a security system that could use or include any Alarm.com product or service. Records obtained through this case indicate that you may have received one or more of these calls. You are not a member of the Settlement Class if you previously received a notice of this class action and excluded yourself. You also are not a member of the Settlement Class if you provided your telephone number to Alarm.com before you received the allegedly unlawful calls from Alliance.

The Court authorized this Notice because you have a right to know about the proposed Settlement and your options before the Court decides whether to approve the Settlement. Because your rights will be affected by this Settlement, it is extremely important that you read this Notice carefully.

What is this lawsuit about? Plaintiffs brought this lawsuit alleging that Alarm.com’s dealer, Alliance Security, Inc., violated the Telephone Consumer Protection Act, 47 U.S.C. § 227, et seq. (“TCPA”) by making or retaining others to make automated telemarketing calls promoting Alarm.com’s goods or services to cellular telephones, and making calls using an artificial or pre- recorded voice to a residential line, and making calls to telephone numbers registered on the National Do-Not-Call Registry without the prior permission of the people contacted. Under the TCPA, a person is entitled to receive $500 for calls that were placed using a prerecorded messages or automated telephone dialing system without the person’s consent. A person is entitled to receive up to $500 per call for calls placed to telephone numbers registered on the National Do- Not-Call Registry without that person’s consent. If the person proves the calls were placed willfully, the person is entitled to triple the amount awarded, up to $1,500. Alarm.com denies all allegations of wrongdoing in the lawsuit. The Court did not decide in favor of the Plaintiffs or Alarm.com. Instead, both sides agreed to a settlement. That way, they avoid the cost of a trial, and the people affected will get compensation.

What are the terms of the Settlement? Alarm.com will pay $28,000,000 into a fund that will cover: (1) cash payments to eligible persons in the Settlement Class who submit claim forms; (2) attorneys’ fees to Class Counsel, in an amount not to exceed 30% of the Settlement Fund or $8,400,000 as approved by the Court; (3) Class Counsel’s out-of-pocket expenses currently estimated to be $300,000 as approved by the Court; (4) court-approved Service Awards in the amount of $10,000 each to Plaintiffs Abante Rooter and Plumbing, Inc., Hankins, and Charvat; and (5) the costs of administering the Settlement. Your share of the fund will depend on a number of factors, including the number of claim forms that Settlement Class Members submit. Class Counsel estimate each Settlement Class Member will receive between $95 and $143.

YOUR LEGAL RIGHTS AND OPTIONS IN THIS SETTLEMENT

Submit a claim form. To get a cash payment, you must submit a claim form. You may submit a claim form online by going to the Settlement Website at www.AlarmTCPAClassAction.com and following the instructions. You may also request a paper copy of the claim form by calling the Settlement Administrator toll-free at 1-855-256-2243 or downloading it. You must mail your paper claim form to P.O. Box 505034, Louisville, KY 40233-9702. Your claim form must be postmarked or received through the Settlement Website at www.AlarmTCPAClassAction.com by April 16, 2019.

Click Here For A Downloadable Claim Form
Click Here To Access An Electronic Claim Form

Exclude yourself. To exclude yourself from the settlement, you must send a letter by mail saying that you want to be excluded from the Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al. settlement. You must sign the letter and include the following statement: “I request to be excluded from the Settlement in the Alarm.com action.” Your request for exclusion must include your full name, address, and telephone number at which you may be contacted; the telephone number(s) which you maintain was unlawfully called; and must be personally signed by you. You must mail your exclusion request postmarked no later than April 16, 2019 to the following address:

Alarm.com Settlement Administrator
P.O. Box 505034
Louisville, KY 40233-9702

If you submit a valid exclusion request, you will not get a payment, and you cannot object to the Settlement. You will not be legally bound by anything that happens in this lawsuit.

Object. If you remain a Settlement Class Member, you may object to the Settlement by writing to the Court by no later than April 16, 2019. Additional details on how to object to the Settlement are contained in the detailed notice which is available on the Settlement Website at www.AlarmTCPAClassAction.com. Please note that the Court cannot change the terms of the Settlement. The Court can only approve or deny the Settlement.

Go to the Fairness Hearing. The Court will hold a hearing on July 30, 2019 at 2:00 p.m. to decide whether to approve the Settlement, including the amount of attorneys’ fees and costs to be paid to Class Counsel and the amount of Service Awards to be paid to the Class Representatives. It is not necessary for you to appear at the hearing, but you may attend at your own expense. The hearing will be held at the U.S. District Court for the Northern District of California, located at 1301 Clay Street, Oakland, CA 94612, in Courtroom One on the Fourth Floor.

Note: The date and time of the fairness hearing are subject to change by Court Order. Any changes will be posted at the Settlement Website, www.AlarmTCPAClassAction.com. You can also monitor case activity and for changes to the dates and time of the fairness hearing by accessing the Court docket in this case through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.cand.uscourts.gov, or by visiting the office of the Clerk of the Court for the United States District Court for the Northern District of California, 1301 Clay Street, Oakland, CA 94612, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays.

Do Nothing. If you do nothing, you will be legally bound by the settlement but you will not get a settlement payment.

Further information regarding the Settlement is available at www.AlarmTCPAClassAction.com. You may also contact the Settlement Administrator toll-free at 1-855-256-2243 or by writing to: Alarm.com Settlement Administrator, P.O. Box 505034, Louisville, KY 40233-9702.

_________________________________________________________________________________________________________________
The United States District Court for the Northern District of California has ordered this email notice to be sent. If you wish to UNSUBSCRIBE from future email messages from the Settlement Administrator with regard to this Settlement, please click on this link.

Click Here For A Downloadable Claim Form
Click Here To Access An Electronic Claim Form

3

— EXHIBIT    3 —

SETTLEMENT AGREEMENT EXHIBIT 3
FINAL APPROVAL ORDER

1	Chiharu Sekino, SBN #306589 Email: csekino@sfmslaw.com

2	SHEPHERD, FINKELMAN, MILLER & SHAH, LLP
1230 Columbia Street, Suite 1140

3	San Diego, California 92101
Telephone: (619) 235-2416
4    Facsimile: (866) 300-7367

5    Beth E. Terrell, SBN #178181
Email: bterrell@terrellmarshall.com

6	Jennifer Rust Murray, Admitted Pro Hac Vice
Email: jmurray@terrellmarshall.com

7	Elizabeth A. Adams, SBN #290029
Email: eadams@terrellmarshall.com

8	TERRELL MARSHALL LAW GROUP PLLC
936 North 34th Street, Suite 300

9	Seattle, Washington 98103
Telephone: (206) 816-6603

10	Facsimile: (206) 319-5450

11

12
[Additional Counsel Appear on Signature Page]
13
Attorneys for Plaintiffs and the Proposed Class
14

15	UNITED STATES DISTRICT COURT
FOR THE NORTHERN DISTRICT OF CALIFORNIA

16	OAKLAND DIVISION

17	ABANTE ROOTER AND PLUMBING,
	INC., MARK HANKINS, and PHILIP J.	NO. 4:15-cv-06314-YGR
18	CHARVAT, individually and on behalf of all	[PROPOSED] FINAL APPROVAL ORDER
others similarly situated,
19

20	Plaintiffs,
JURY TRIAL DEMAND
21	v.
Complaint Filed: December 30, 2015
22	ALARM.COM INCORPORATED, and
	ALARM.COM HOLDINGS, INC.,	Honorable Yvonne Gonzalez Rogers
23
DATE:
24	Defendants,	TIME:
LOCATION: Oakland Courthouse
25		Courtroom 1 - 4th Floor

26

27

SETTLEMENT AGREEMENT EXHIBIT 3
FINAL APPROVAL ORDER
1
This matter came before the Court upon consideration of Plaintiffs’ Motion for Final
2
Approval of Class Action Settlement and Class Counsel’s Motion for an Award of Fees, Costs,
3
and Class Representative Service Awards. After considering the motions and the declarations
4
and exhibits submitted with the motions, the Court enters this Final Approval Order and
5
Judgment (“Final Approval Order”), which constitutes a final adjudication on the merits of all
6
claims of the Class. It is HEREBY ORDERED that the motions are GRANTED, the Class is
7
certified, the Settlement Agreement is finally approved, Class Counsel are awarded $
8
in fees and $    in costs, and Service Awards are approved in the amount of $    for each
9
Plaintiff ($    total).
10
WHEREAS, on or about     , the Parties filed the Settlement Agreement (Docket No.
11
    ) which sets forth the terms and conditions of the Settlement and release of certain claims
12
(i.e., the Released Claims) against Alarm.com and all other Released Parties (“Settlement”);
13
WHEREAS, Plaintiffs and Class Counsel have filed motions, pursuant to Rule 23 of the
14
Federal Rules of Civil Procedure, for orders finally approving the Agreement, which will dismiss
15
this Action with prejudice, and granting Class Counsel’s request for an award of fees and costs,
16
and Service Awards to the Plaintiffs;
17
WHEREAS, the Court preliminary approved the Settlement on    (Docket No.
18
    ), and Notice was given to Settlement Class members pursuant to that Preliminary Approval
19
Order;
20
WHEREAS, the Court has reviewed and considered all papers filed in support of and in
21
opposition to the Settlement, and all exhibits thereto, and has held a hearing after notice to the
22
Settlement Class was sent in order to confirm that the Settlement is fair, reasonable, and
23
adequate, and to determine whether the Final Approval Order should be entered in this Action
24
pursuant to the terms and conditions set forth in the Amended Agreement (“Final Approval
25
Hearing”) on MONTH DAY 2019, at which time the Parties and all interested persons were
26
heard in support of and in opposition to the Settlement; and
27

SETTLEMENT AGREEMENT EXHIBIT 3
FINAL APPROVAL ORDER
1
WHEREAS, upon consideration of the above, the Court finds that the Settlement is fair,
2
adequate, and reasonable to the Class, within the authority of the Parties, and the result of
3
extensive arm’s length negotiations.
4
THEREFORE, the following is HEREBY ORDERED:
5

1.	The Court has jurisdiction over the subject matter of this Action and personal
6
jurisdiction over the Parties and the Class. The definitions and provisions of the Settlement
7
Agreement are incorporated in this Order as though fully set forth herein.
8

2.	Pursuant to Rule 23(b)(3) of the Federal Rules of Civil Procedure, and for the
9
purposes of settlement only, the Class is certified as follows:
10
All persons who, from December 30, 2011 through the date of Final

11	Approval, received a telemarketing call made by Alliance Security or any of Alliance’s sub-dealers, Independent Business Operators,

12	vendors, lead generators, or agents (defined as “Alliance”) either promoting Alarm.com’s goods or services or that could have resulted in

13	the installation of a security system that could use or
include any Alarm.com product or service (a) to a cellular telephone

14	number through the use of an automatic telephone dialing system or an artificial or prerecorded voice, (b) to a residential telephone line

15	using an artificial or prerecorded voice, or (c) to a cellular or residential telephone number registered on the national Do Not Call

16	Registry and who received more than one such call within any twelve-
month period. Persons who provided their telephone

17	numbers to Alarm.com prior to receiving calls from Alliance are not
Settlement Class Members. Class Members who previously

18	excluded themselves from the Class are not Settlement Class
Members.
19

20
3.    For purposes of settlement, the Court appoints Plaintiffs “Class Representatives.”
21
4.    For purposes of settlement, the Court appoints the attorneys at Broderick &
22
Paronich, P.C., Terrell Marshall Law Group PLLC, The Law Offices of Matthew P. McCue, and
23
Bailey & Glasser, LLP as Class Counsel.
24
5.    With respect to the Settlement Class, this Court finds, for settlement purposes
25
only, that: (a) the Settlement Class is so numerous that joinder of all members is impracticable;
26
(b) there are questions of law or fact common to the Settlement Class; (c) the claims of the Class
27

SETTLEMENT AGREEMENT EXHIBIT 3
FINAL APPROVAL ORDER
1
Representatives, identified above, are typical of the claims of the Settlement Class; (d) the Class
2
Representatives will fairly and adequately protect the interests of the Settlement Class; (e) the
3
questions of law or fact common to the members of the Settlement Class predominate over the
4
questions affecting only individual members, and (f) certification of the Settlement Class is
5
superior to other available methods for the fair and efficient adjudication of the controversy. The
6
Court further finds that: (g) the members of the Settlement Class have a limited interest in
7
individually prosecuting the claims at issue; (h) it is desirable to concentrate the claims in this
8
forum; and (i) it is unlikely that there will be difficulties encountered in administering this
9
Settlement.
10
If the Settlement terminates for any reason, the certification of the Settlement Class shall
11
be automatically vacated, null and void, and this Action shall revert to its status immediately
12
prior to the execution of the Settlement Agreement.
13

6.	The Court finds that the notice given to members of the Settlement Class pursuant
14
to the terms of the Settlement Agreement fully and accurately informed Settlement Class
15
members of all material elements of the Settlement and constituted valid, sufficient, and due
16
notice to all such members. The notice fully complied with due process, Rule 23 of the Federal
17
Rules of Civil Procedure, and with all other applicable law.
18

7.	Those who timely submitted valid requests for exclusion are excluded from the
19
Settlement Class and are not bound by this Final Approval Order.
20

8.	The Court finally approves this Settlement, and finds that it is in all respects fair,
21
reasonable, and adequate and in the best interest of the Settlement Class Members. The Parties
22
dispute the validity of the claims in the Action, and their dispute underscores not only the
23
uncertainty of the outcome but also why the Court finds the Settlement Agreement to be fair,
24
reasonable, and adequate. Had they continued to litigate, Settlement Class members faced the
25
challenge of convincing a jury that Alarm.com should be held responsible for telephone calls
26
placed by one of its independent dealers. They also would have faced the challenge of surviving
27

SETTLEMENT AGREEMENT EXHIBIT 3
FINAL APPROVAL ORDER
1
an appeal of the Court’s summary judgment and class certification orders, and any other rulings
2
rendered during trial. Class Counsel have reviewed the Settlement Agreement and find it to be in
3
the best interest of Settlement Class members. For all these reasons, the Court finds that the
4
uncertainties of continued litigation in both the trial and appellate courts, as well as the expense
5
associated with it, weigh in favor of Settlement approval.
6

9.	The Parties, their counsel, and the Settlement Administrator shall fulfill their
7
obligations and duties under the Settlement Agreement.
8

10.	The Court dismisses with prejudice this Action, the Released Claims, and the
9
Released Parties, and adjudges that the Released Claims are released against the Released
10
Parties.
11

12.	The Court adjudges that Plaintiffs and the Settlement Class Members are deemed
12
to have fully, finally, completely, and forever released, relinquished, and discharged the
13
Released Claims against the Released Parties.
14

13.	Plaintiffs and the Settlement Class Members are permanently enjoined and barred
15
from asserting, initiating, prosecuting, or continuing any of the Released Claims against the
16
Released Parties.
17

14.	The Settlement Administrator executed the Notice Plan according to the terms of
18
the Settlement Agreement. The notices apprised the Settlement Class members of the pendency
19
of the litigation; of all material elements of the proposed Settlement, including but not limited to
20
the relief afforded the Settlement Class under the Settlement Agreement; of the res judicata
21
effect on members of the class and of their opportunity to object to, comment on, or opt out of,
22
the Settlement; of the identity of Class Counsel and Class Counsel’s contact information; and of
23
the right to appear at the Final Approval Hearing. The Notice Plan prescribed by the Settlement
24
Agreement was reasonable and provided due and adequate notice of these proceedings and of the
25
matters set forth therein, including the terms of the Settlement Agreement, to all parties entitled
26
to such notice. The notice given to members of the Settlement Class satisfied the requirements
27

SETTLEMENT AGREEMENT EXHIBIT 3
FINAL APPROVAL ORDER
1
of Federal Rule of Civil Procedure 23 and the requirements of constitutional due process. The
2
notices were reasonably calculated under the circumstances to apprise Settlement Class members
3
of the pendency of this Action, all material elements of the Settlement, and their opportunity to
4
exclude themselves from, object to the Settlement, and appear at the final fairness hearing. The
5
Court has afforded a full opportunity to all Settlement Class Members to be heard. Accordingly,
6
the Court determines that all members of the Settlement Class, except those who timely excluded
7
themselves from the Class, are bound by this Final Approval Order.
8

15.	Within ten (10) days after the filing of the proposed Settlement Agreement in the
9
Court, a notice of the proposed Settlement was served upon the appropriate state official of each
10
State in which a Settlement Class member resides and upon the Attorney General of the United
11
States. The Court finds that the notice provided satisfied the requirements of 28 U.S.C. § 1715(b)
12
and that more than ninety (90) days have elapsed since the required notice was provided, as
13
required by 28 U.S.C. § 1715(d).
14

16.	The Court approves payment of attorneys’ fees in the amount of $ and costs to
15
Class Counsel in the amount of $     . These amounts shall be taken out of the Settlement Fund
16
that is paid by Alarm.com pursuant to the terms of the Settlement Agreement. The Court finds
17
these amounts to be appropriate and reasonable in light of the work performed by Class Counsel
18
and the benefits obtained by the Class Members. In addition, the Court finds that the Settlement
19
Agreement was negotiated at arms’ length and without collusion.
20

17.	In the event that settlement payments exceed the threshold amounts that must be
21
reported to the Internal Revenue Service by means of a Form 1099, Class Counsel, and the
22
Settlement Administrator, will take all necessary and reasonable steps to obtain W-9’s from
23
claimants and to comply with applicable IRS regulations on issuing 1099’s without a social
24
security number or tax entity identification number, and shall take all reasonable and necessary
25
steps to avoid imposition of IRS penalties against the Settlement Fund, including, but not limited
26
27

SETTLEMENT AGREEMENT EXHIBIT 3
FINAL APPROVAL ORDER
1
to limiting payments below the reportable threshold and/or withholding of taxes and any
2
applicable penalties.
3

18.	The Court approves the service fee payment of $ for each Class
4
Representative and specifically finds that amount to be reasonable in light of the service
5
performed by the Class Representatives for the class. This amount shall be paid from the
6
Settlement Fund in accordance with the terms of the Settlement Agreement. Any service award
7
will be reported as “other income” in Box 3 of the Form 1099-MISC.
8

19.	Neither this Final Approval Order nor the Settlement Agreement is an admission
9
or concession by Alarm.com or any of the other Released Parties of the validity of any claims or
10
of any liability or wrongdoing or of any violation of law. This Final Approval Order and the
11
Settlement Agreement do not constitute a concession and shall not be used as an admission or
12
indication of any wrongdoing, fault or omission by Alarm.com or any of the other Released
13
Parties or any other person in connection with any transaction, event or occurrence, and neither
14
this Final Approval Order nor the Settlement Agreement nor any related documents in this
15
proceeding, nor any reports or accounts thereof, shall be offered or received in evidence in any
16
civil, criminal, or administrative action or proceeding, other than such proceedings as may be
17
necessary to consummate or enforce this Final Approval Order, the Settlement Agreement, and
18
all releases given thereunder, or to establish the affirmative defenses of res judicata or collateral
19
estoppel barring the pursuit of claims released in the Settlement Agreement. This Final Approval
20
Order also does not constitute any opinion or position of the Court as to the merits of the claims
21
and defenses related to this Action.
22

20.	Upon the Effective Date, the Class Representatives and each Settlement Class
23
Member will be deemed to have completely released and forever discharged the Released Parties
24
from the Released Claims. Released Claims means any and all claims, causes of action, suits,
25
obligations, debts, demands, agreements, promises, liabilities, damages, losses, controversies,
26
costs, expenses, and attorneys’ fees of any nature whatsoever, against any Released Party,
27

SETTLEMENT AGREEMENT EXHIBIT 3
FINAL APPROVAL ORDER
1
whether based on any federal law, state law, common law, territorial law, foreign law, contract,
2
rule, statute, regulation, or equity, whether known or unknown, suspected, or unsuspected,
3
asserted or unasserted, foreseen or unforeseen, actual or contingent, liquidated or unliquidated,
4
punitive or compensatory, as of the date of the Final Approval Order, that arise out of or relate in
5
any way to telemarketing calls received on or after December 30, 2011 through the date of Final
6
Approval Order placed by Alliance either promoting Alarm.com’s goods or services or that
7
could have resulted in the installation of a security system that could use or include any
8
Alarm.com product or service: (a) to a cellular telephone number through the use of an automatic
9
telephone dialing system or an artificial or pre-recorded voice, (b) to a residential telephone
10
number using an artificial or pre-recorded voice, or (c) to a cellular or residential number
11
registered on the national Do Not Call Registry where more than one such call was received
12
within any twelve-month period.
13

21.	As of the Effective Date, Settlement Class Members also will waive and release
14
any and all provisions, rights and benefits conferred either (a) by Section 1542 of the California
15
Civil Code, or (b) by any law of any state or territory of the United States, or principle of
16
common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil
17
Code, with respect to the claims released pursuant to Section 3.1 above. Section 1542 of the
18
California Civil Code reads:

19	A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS
WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO

20	EXIST IN HIS OR HER FAVOR AT THE TIME OF
EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER

21	MUST HAVE MATERIALLY AFFECTED HIS OR
HER SETTLEMENT WITH THE DEBTOR.
22

23
22.    Plaintiffs and Settlement Class Members may hereafter discover facts in
24
addition to or different from those they now know or believe to be true with respect to the
25
subject matter of the Released Claims, but upon the Effective Date, shall be deemed to have,
26
and by operation of the Final Approval Order and Judgment shall have, fully, finally, and
27
forever settled and released any and all of the Released Claims whether known or unknown,

SETTLEMENT AGREEMENT EXHIBIT 3
FINAL APPROVAL ORDER
1
suspected or unsuspected, contingent or non-contingent, which now exist, or heretofore have
2
existed upon any theory of law or equity now existing or coming into existence in the future,
3
including, but not limited to, conduct that is negligent, intentional, with or without malice, or a
4
breach of any duty, law or rule, without regard to the subsequent discovery or existence of
5
such different or additional facts. However, the Settlement Agreement is not intended to and
6
does not prohibit a Settlement Class Member from responding to inquiries posited by federal,
7
state or local agencies and/or law enforcement, even if the inquiries relate to the Released
8
Claims.
9

23.	If the Effective Date does not occur because this Order is reversed on appeal or
10
for any other reason, the Parties shall be returned to the status quo ex ante, for all litigation
11
purposes, as if no Settlement had been negotiated or entered into and thus this Final Approval
12
Order and all other findings or stipulations regarding the Settlement shall be automatically void,
13
vacated, and treated as if never filed.
14

24.	The Court retains jurisdiction to consider all further matters arising out of or
15
connected with the Settlement, including the implementation and enforcement of the Settlement
16
Agreement.
17

25.	There were objections to the Settlement. They are all overruled.
18

26.	The Court finds that no justifiable reason exists for delaying entry of this Final
19
Approval Order and, good cause appearing, it is expressly directed that this Final Approval
20
Order and separate Judgment be entered as final and appealable and the case dismissed with
21
prejudice.
22

23

24

25

26

27

SETTLEMENT AGREEMENT EXHIBIT 3
FINAL APPROVAL ORDER
1
HEREFORE, the Clerk of the Court is HEREBY ORDERED to enter this Final
2
Approval Order and Judgment.
3
IT IS HEREBY ORDERED.
4
DATED this    day of     , 2019.
5

6
_____________________________________
7
UNITED STATES JUDGE
8

9

10

11

12

13

14

15

16

17

18

19

20

21

22

23

24

25

26
27

SETTLEMENT AGREEMENT EXHIBIT 3
FINAL APPROVAL ORDER

1    CERTIFICATE OF SERVICE

2
I, Beth E. Terrell, hereby certify that on October 1, 2018, I electronically filed the
3
foregoing with the Clerk of the Court using the CM/ECF system which will send notification of
4
such filing to the following:
5

6	Kasey C. Townsend, SBN #152992
Email: ktownsend@murchisonlaw.com

7	Susan J. Welde, SBN #205401
Email: swelde@murchisonlaw.com

8	MURCHISON & CUMMING, LLP
275 Battery Street, Suite 850

9	San Francisco, California 94111
Telephone: (415) 524-4300
10

11	Martin W. Jaszczuk, Admitted Pro Hac Vice
Email: mjaszczuk@jaszczuk.com

12	Margaret M. Schuchardt, Admitted Pro Hac Vice
Email: mschuchardt@jaszczuk.com

13	Seth H. Corthell, Admitted Pro Hac Vice
Email: scorthell@jaszczuk.com

14	Daniel I. Schlessinger, Admitted Pro Hac Vice
Email: dschlessinger@jaszczuk.com

15	JASZCZUK P.C.
311 South Wacker Drive, Suite 1775

16	Chicago, Illinois 60606
Telephone: (312) 442-0311
17

18
Craig S. Primis, Admitted Pro Hac Vice

19	Email: craig.primis@kirkland.com
KIRKLAND & ELLIS LLP

20	655 Fifteenth Street, N.W.
Washington, DC 20005

21	Telephone: (202) 879-5921
Facsimile: (202) 879-5200
22

23    Attorneys for Defendants Alarm.com Incorporated and Alarm.com Holdings, Inc.

24

25

26

27

SETTLEMENT AGREEMENT EXHIBIT 3
FINAL APPROVAL ORDER

1    DATED this 1st day of October, 2018.

2    TERRELL MARSHALL LAW GROUP PLLC 3

4	By: /s/ Beth E. Terrell, SBN #178181
Beth E. Terrell, SBN #178181

5	Email: bterrell@terrellmarshall.com
936 North 34th Street, Suite 300

6	Seattle, Washington 98103-8869
Telephone: (206) 816-6603

7	Facsimile: (206) 319-5450

8    Attorneys for Plaintiffs

9

10

11

12

13

14

15

16

17

18

19

20

21

22

23

24

25

26

27

— EXHIBIT    4 —

SETTLEMENT AGREEMENT EXHIBIT 4 - LONG FORM NOTICE
UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA
Abante Rooter and Plumbing, Inc., et al. v. Alarm.com Incorporated et al.
Case No. 4:15-cv-06314
If you received telemarketing calls from Alliance Security or a third party hired by Alliance that promoted or that could have resulted in the purchase of Alarm.com’s goods or services, you may be entitled to a cash payment under a class action settlement.
A federal court authorized this Notice. This is not a solicitation from a lawyer.

•
Alarm.com has agreed to pay $28,000,000 into a fund from which eligible persons or entities who file claims will receive cash awards after deducting settlement administration expenses, any court-awarded service awards, and court-awarded attorneys’ fees and costs.

•
The settlement resolves a lawsuit involving individuals or entities who, on or after December 30, 2011 through the date of entry of the Final Approval Order, received a telemarketing call placed by Alliance Security, Inc. or third parties hired by Alliance promoting Alarm.com’s goods or services or that could have resulted in the installation of a security system that could use or include any Alarm.com product or service: (a) to a cellular telephone number through the use of an automatic telephone dialing system or an artificial or pre-recorded voice, or (b) to a residential telephone number through the use of an artificial or pre-recorded voice, or (c) to a cellular or residential number registered on the national Do Not Call Registry more than once within any twelve-month period. Persons who previously excluded themselves from this class action or provided their telephone number to Alarm.com before receiving calls from Alliance are not members of the Settlement Class.

•
Court-appointed lawyers for the class (“Class Counsel”) will ask the Court for a payment of up to $8,400,000 from the fund as attorneys’ fees, which is equal to 30% of the fund. In addition, Class Counsel will ask the Court to reimburse them for the out-of-pocket expenses they paid to investigate the facts, litigate the case, and negotiate the settlement, which shall not exceed approximately $300,000.

•	Alarm.com denies all allegations of wrongdoing in the lawsuit. As part of the proposed settlement, Alarm.com does not admit to any wrongdoing and continues to deny the allegations against it.

•	The two sides disagree on whether Plaintiffs and the class could have won at trial.

•	Your legal rights are affected whether you act or don’t act. Read this Notice carefully.

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
~ 1 ~

SETTLEMENT AGREEMENT EXHIBIT 4 - LONG FORM NOTICE

YOUR LEGAL RIGHTS AND OPTIONS IN THIS SETTLEMENT:
SUBMIT A CLAIM FORM BY April 16, 2019	This is the only way to receive a payment.
EXCLUDE YOURSELF BY April 16, 2019	Get no payment. This is the only option that allows you to ever be part of any other lawsuit against Alarm.com about the legal claims in this case.
OBJECT BY April 16, 2019	Write to the Court explaining why you don’t like the settlement.
ATTEND A HEARING ON April 16, 2019	Ask to speak in Court about the fairness of the settlement.
DO NOTHING	Get no payment. Give up rights.

BASIC INFORMATION

1. What is this Notice and why should I read it?
The purpose of this Notice is to let you know that a proposed settlement has been reached in the class action lawsuit entitled Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al., Case No. 4:15- cv-06314, pending in the U.S. District Court for the Northern District of California. You have legal rights and options that you may act on before the Court decides whether to approve the proposed settlement. Because your rights will be affected by this settlement, it is extremely important that you read this Notice carefully. This Notice summarizes the settlement and your rights under it.

2. What is this lawsuit about?
In a class action, one or more people, called class representatives, sue on behalf of people who have similar claims. All of these people are a class, or class members. One court resolves the issues for all class members, except those who exclude themselves from the class.

The class representatives brought this lawsuit alleging that Alarm.com’s dealer, Alliance Security, Inc., violated the Telephone Consumer Protection Act, 47 U.S.C. § 227, et seq. (“TCPA”) by making or retaining others to make automated telemarketing calls promoting Alarm.com’s goods or services to cellular telephones, and making calls using an artificial or pre-recorded voice to a residential line, and calling telephone numbers registered on the National Do-Not-Call Registry without the prior permission from the

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
~ 2 ~

SETTLEMENT AGREEMENT EXHIBIT 4 - LONG FORM NOTICE

people contacted. Under the TCPA, a person is entitled to receive $500 for calls that were placed using a prerecorded messages or automated telephone dialing system without the person’s consent. A person is entitled to receive up to $500 per call for calls placed to telephone numbers registered on the National Do- Not-Call Registry without that person’s consent. If the person proves the calls were placed willfully, the person is entitled to triple the amount awarded up to $1,500.

The Court has preliminarily certified a class for settlement purposes only (the “Settlement Class”). U.S. District Court Judge Yvonne Gonzalez Rogers (the “Court”) is in charge of this class action.

Alarm.com denies that it made any telemarketing calls to consumers or that it should be held liable for calls that Alliance or other third parties made.

THE SETTLEMENT

3. Why is there a settlement?
The Court did not decide in favor of the Plaintiffs or Alarm.com. Instead, both sides agreed to a settlement. That way, they avoid the cost of a trial, and the people affected will get compensation. The class representatives and their attorneys think the settlement is best for the Settlement Class.

WHO IS IN THE SETTLEMENT?

4. How do I know if I am part of the settlement?
You are in the Settlement Class if, on or after December 30, 2011, you received a telemarketing call promoting Alarm.com’s goods or services from Alliance or third parties hired by Alliance:

(1)	On a cellular telephone using an automatic telephone dialing system or artificial or prerecorded voice; or

(2)	On a residential telephone using an artificial or prerecorded voice; or

(3)	Two or more times within a twelve-month period on a cellular or residential telephone number that was on the National Do-Not-Call Registry.

You are NOT part of the Settlement Class if you previously excluded yourself from this class action or you provided your telephone number to Alarm.com before receiving calls from Alliance. The Settlement Class also does not include any persons who validly request exclusion from the Settlement Class, as described under Question 10. A person who does not exclude him or herself is a “Settlement Class Member.”

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
~ 3 ~

SETTLEMENT AGREEMENT EXHIBIT 4 - LONG FORM NOTICE

If you have questions about whether you are part of the Settlement Class, you may call 1-855-256-2243 or visit www.AlarmTCPAClassAction.com for more information.

THE SETTLEMENT BENEFITS – WHAT YOU GET

5. What does the settlement provide?
Alarm.com has agreed to pay $28,000,000 to be divided among all Settlement Class Members who send in a valid Claim Form after any fees, costs, service awards, and settlement administration expenses have been deducted.

6. How much will my payment be?

Your share of the settlement will depend on the number of Claim Forms that Class Members submit and other factors. Class Counsel estimate you will receive approximately $95–$143 but this is only an estimate.

HOW YOU GET A PAYMENT – SUBMITTING A CLAIM FORM

7. How do I make a claim?

To qualify for payment, you must submit a Claim Form by April 16, 2019. You may submit a Claim Form online by going to the Settlement Website at www.AlarmTCPAClassAction.com and following the instructions. If you received a postcard with an attached claim form, simply complete the Claim Form, tear it off at the perforated line, and mail. You also may download a paper Claim Form on the Settlement Website or call the Settlement Administrator at 1-855-256-2243 to request a paper Claim Form. Claim Forms sent by mail must be postmarked by April 16, 2019 and mailed to:

Alarm.com Settlement Administrator
P.O. Box. 505034
Louisville, KY 40233-9702

8. When will I get my payment?

The Court will hold a hearing on July 30, 2019 to decide whether to approve the settlement. If the settlement is approved, appeals may still follow. It is always uncertain whether these appeals can be resolved, and resolving them can take more than a year. Please be patient.

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
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SETTLEMENT AGREEMENT EXHIBIT 4 - LONG FORM NOTICE

9. What am I giving up to get a payment or stay in the Settlement Case?
Unless you exclude yourself, you are staying in the Settlement Class and you will be a Settlement Class Member. That means you can’t sue, continue to sue, or be part of any other lawsuit against Alarm.com regarding the claims that are the subject of the settlement. If the settlement is approved and becomes final and not subject to appeal, then you and all Settlement Class Members release all “Released Claims” against all “Released Parties.” It also means that all of the Court’s orders will apply to you and legally bind you.
The Settlement Agreement (available at www.AlarmTCPAClassAction.com) describes the claims you are releasing (the “Released Claims”) and against whom you are releasing claims (“Released Parties”) in detail, so read it carefully. To summarize, the Release includes claims that arise out of Alliance’s allegedly improper use of an “automatic telephone dialing system” or an “artificial or prerecorded voice” to make telemarketing calls promoting Alarm.com’s goods or services to cellular and residential phones without the recipients’ consent. The Release also includes claims that Alliance called telephone numbers on the National Do-Not-Call Registry at least twice within a twelve-month period without the recipients’ prior express written consent. Under the TCPA a person is entitled to receive $500 for calls that were placed using a prerecorded messages or automated telephone dialing system without the person’s consent. A person is entitled to receive up to $500 per call for calls placed to telephone number registered on the National Do- Not-Call Registry without that person’s consent. If the person proves the calls were placed willfully, the person is entitled to triple the amount awarded, up to $1,500.
The Settlement Agreement is between Plaintiffs and Alarm.com only. By participating in the settlement, you are not releasing any claims for damages you may have against anyone else, including Alliance.
EXCLUDING YOURSELF FROM THE SETTLEMENT
If you don’t want a payment from this settlement and you want to keep the right to sue or continue to sue Alarm.com, then you must take steps to remove yourself from the Settlement Class. This is called excluding yourself—or is sometimes referred to as “opting out” of the Settlement Class.

10. How do I exclude myself from the settlement?

To exclude yourself from the settlement, you must send a letter saying that you want to be excluded from the Abante Rooter and Plumbing, Inc., et al. v. Alarm.com Incorporated et al. settlement. You must sign the letter and include the following statement: “I request to be excluded from the settlement in the Alarm.com action.” You must also include your full name, address, telephone number where you may be contacted, the telephone numbers you maintain were called, and your signature. Your exclusion request must be postmarked no later than April 16, 2019, and must be mailed to:

Alarm.com Settlement Administrator
P.O. Box. 505034
Louisville, KY 40233-9702

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
~ 5 ~

SETTLEMENT AGREEMENT EXHIBIT 4 - LONG FORM NOTICE

You cannot exclude yourself on the phone or by fax or email. If you ask to be excluded, you will not get any payment, and you cannot object to the settlement. You will not be legally bound by anything that happens in this lawsuit.

11. If I don't exclude myself, can I sue Alarm.com for the same thing later?
No. Unless you exclude yourself, you give up any right to sue Alarm.com for the claims that this settlement resolves. If you already have a lawsuit that may relate to the claims being released as part of this class settlement, you should speak to your lawyer in that case immediately. You must exclude yourself from this Settlement Class to continue your own lawsuit. Remember, the exclusion deadline is April 16, 2019.

12. If I exclude myself, can I get anything from this settlement?
No. If you exclude yourself, do not submit a claim to ask for a payment.

THE LAWYERS REPRESENTING YOU

13. Do I have a lawyer in this case?
The Court has appointed Terrell Marshall Law Group, Bailey & Glasser LLP, Broderick & Paronich, P.C., and The Law Office of Matthew P. McCue to represent you and other Settlement Class Members. These lawyers are called Class Counsel. You will not be charged for these lawyers. If you want to be represented by your own lawyer, you may hire one at your own expense.

14. How will the lawyers be paid?

Class Counsel will ask the Court to approve payment of up to $8,400,000 to them for attorneys’ fees, which is 30% of the Settlement Fund, together with $300,000 to cover out-of-pocket expenses. This payment would pay Class Counsel for their time investigating the facts, litigating the case, and negotiating the settlement. Class Counsel also will request the following service awards for the Plaintiffs: Abante Rooter and Plumbing, Inc.: $10,000, Mark Hankins: $10,000, Philip J. Charvat: $10,000. The Court may award less than these amounts.

OBJECTING TO THE SETTLEMENT

15. How do I object to the settlement?

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
~ 6 ~

SETTLEMENT AGREEMENT EXHIBIT 4 - LONG FORM NOTICE

If you are a Settlement Class Member and you do not exclude yourself from the Settlement Class, you can object to the settlement if you don’t like any part of it. You may give reasons why you think the Court should not approve it. The Court will consider your views. The Court cannot change the terms of the Settlement. The Court can only approve or deny the Settlement. To object, you must file a written objection with the Court, stating that you object to the settlement in Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al. The written objection must include your name, address and telephone number where you can be contacted, the telephone number(s) that you maintain were called; a statement of all grounds for your objection with the factual and legal support for each stated ground; the identity of any witnesses you may call to testify; copies of any exhibits you intend to introduce as evidence at the Final Approval Hearing; a statement of the identity (including name, address, phone number and email) of any lawyer who will be representing you with respect to your objection; a statement of whether you intend to appear at the Final Approval Hearing; and a statement regarding whether your objection applies to just you, a subset of the Settlement Class, or the entire Settlement Class. You must file the objection with the Court, so that it is postmarked no later than April 16, 2019.

Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al.
Case No. 4:15-cv-06314
Clerk of the Court
U.S. District Court for the Northern District of California
1301 Clay Street, Suite 400 S
Oakland, CA 94612

16. What's the difference between objecting and excluding myself from the settlement?
Objecting simply means telling the Court that you don’t like something about the settlement. You can object only if you stay in the Settlement Class. Excluding yourself from the Settlement Class is telling the Court that you don’t want to be part of the Settlement Class. If you exclude yourself, you have no basis to object because the case no longer affects you.

THE COURT’S FAIRNESS HEARING

17. When and where will the Court hold a hearing on the fairness of the settlement?

The Court will hold the final fairness hearing at 2:00 p.m. on July 30, 2019, before the Honorable Yvonne Gonzales Rogers at the U.S. District Court for the Northern District of California, Courtroom One, 4th Floor, 1301 Clay Street, Oakland, CA 94612. The purpose of the hearing is for the Court to determine whether the settlement is fair, reasonable, adequate, and in the best interests of the class. At the hearing, the Court will hear any objections and arguments concerning the fairness of the proposed settlement, including those related to the amount requested by Class Counsel for attorneys’ fees and expenses and the service award to the class representatives. After the hearing, the Court will decide whether to approve the

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
~ 7 ~

SETTLEMENT AGREEMENT EXHIBIT 4 - LONG FORM NOTICE

settlement. We do not know how long these decisions will take.

Note: The date and time of the fairness hearing are subject to change by Court Order. Any changes will be posted at the Settlement Website, www.AlarmTCPAClassAction.com. You can also monitor case activity and for changes to the dates and time of the fairness hearing by accessing the Court docket in this case through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.cand.uscourts.gov, or by visiting the office of the Clerk of the Court for the United States District Court for the Northern District of California, 1301 Clay Street, Oakland, CA 94612, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays.

18. Do I have to come to the hearing?
No. Class Counsel will answer any questions the Court may have. But you are welcome to come to the hearing at your own expense. If you send an objection, you don’t have to come to Court to talk about it. As long as your written objection was filed and mailed on time, and meets the other criteria described in the Settlement Agreement, the Court will consider it. You may also pay a lawyer to attend, but you don’t have to.

19. May I speak at the hearing?
If you do not exclude yourself from the Settlement Class, you may ask the Court for permission to speak at the hearing concerning any part of the proposed Settlement Agreement. If you file an objection (see Question 15, above) and intend to appear at the hearing, you must state your intention to do so in your objection. You cannot speak at the hearing if you exclude yourself or if you fail to state your intention to do so in your objection.
IF YOU DO NOTHING

20. What happens if I do nothing at all?
If you do nothing, you’ll get no money from this settlement. But, unless you exclude yourself, you won’t be able to start a lawsuit, continue with a lawsuit, or be part of any other lawsuit against Alarm.com relating to the claims released in this case.

GETTING MORE INFORMATION

21. Are there more details about the settlement?

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
~ 8 ~

SETTLEMENT AGREEMENT EXHIBIT 4 - LONG FORM NOTICE

This Notice summarizes the proposed settlement. More details are in the Settlement Agreement. You may review the Settlement Agreement on the Settlement Website at www.AlarmTCPAClassAction.com. You can also get a copy of the Settlement Agreement by contacting [COMPLETE CONTACT INFORMATION FOR ONE OF PLAINTIFFS’ COUNSEL]

22. How do I get more information?
You can call 1-855-256-2243 toll free or write to Alarm.com Settlement Administrator, P.O. Box 505034, Louisville, KY 40233-9702; or visit the Settlement Website at www.AlarmTCPAClassAction.com, where you will find answers to common questions about the settlement, a Claim Form, plus other information to help you determine whether you are a member of the Settlement Class.

You can learn the number of calls that calling records obtained in this litigation show you received by visiting the Settlement Website and following the instructions. If information regarding the number of calls is not available, the Settlement Website also provides additional information about how to determine the number of calls you received.

PLEASE DO NOT CONTACT THE COURT, THE JUDGE, OR THE DEFENDANT WITH QUESTIONS ABOUT THE SETTLEMENT OR CLAIMS PROCESS.

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
~ 9 ~

—	EXHIBIT 5 —

—	EXHIBIT 6 —

SETTLEMENT AGREEMENT EXHIBIT 6
PROPOSED PRELIMINARY APPROVAL ORDER

1	Chiharu Sekino, SBN #306589 Email: csekino@sfmslaw.com

2	SHEPHERD, FINKELMAN, MILLER & SHAH, LLP
1230 Columbia Street, Suite 1140

3	San Diego, California 92101
Telephone: (619) 235-2416
4    Facsimile: (866) 300-7367

5    Beth E. Terrell, SBN #178181
Email: bterrell@terrellmarshall.com

6	Jennifer Rust Murray, Admitted Pro Hac Vice
Email: jmurray@terrellmarshall.com

7	Elizabeth A. Adams, SBN #290029
Email: eadams@terrellmarshall.com

8	TERRELL MARSHALL LAW GROUP PLLC
936 North 34th Street, Suite 300

9	Seattle, Washington 98103
Telephone: (206) 816-6603

10	Facsimile: (206) 319-5450

11

12
[Additional Counsel Appear on Signature Page]
13
Attorneys for Plaintiffs and the Proposed Class
14

15	UNITED STATES DISTRICT COURT
FOR THE NORTHERN DISTRICT OF CALIFORNIA

16	OAKLAND DIVISION

17	ABANTE ROOTER AND PLUMBING,
	INC., MARK HANKINS, and PHILIP J.	NO. 4:15-cv-06314-YGR
18	CHARVAT, individually and on behalf of all	[PROPOSED] ORDER GRANTING
	others similarly situated,	PLAINTIFFS’ MOTION FOR
19		PRELIMINARY APPROVAL OF CLASS
ACTION SETTLEMENT
20	Plaintiffs,

21	v.

22	ALARM.COM INCORPORATED, and
ALARM.COM HOLDINGS, INC.,
23

24	Defendants.
25

26        Plaintiffs Abante Rooter and Plumbing, Inc., Mark Hankins, and Philip J. Charvat

27	(“Plaintiffs”) on behalf of themselves and a proposed Settlement Class and Alarm.com

SETTLEMENT AGREEMENT EXHIBIT 6
PROPOSED PRELIMINARY APPROVAL ORDER
1
Incorporated and Alarm.com Holdings, Inc. (“Alarm.com”) (Plaintiffs and Alarm.com together
2
constitute the “Parties”) have entered into a Settlement Agreement.
3
Plaintiffs have moved for, and Alarm.com has indicated that it does not oppose entry of
4
this order, which (a) conditionally certifies the Settlement Class (as defined below) for settlement
5
purposes only; (b) appoints the Settlement Administrator; (c) provides for notice of the
6
Settlement Agreement to Settlement Class members in accordance with the terms of the
7
Settlement Agreement; (d) establishes procedures for objecting to, and opting out of, the
8
proposed Settlement Agreement; (e) describes procedures for submitting claims; and (f) sets a
9
date for hearing to finally approve the Settlement Agreement (“Final Approval Hearing”).
10
The Court has considered the terms of the Settlement Agreement in light of the issues
11
presented by the pleadings, the record in this case, the complexity of the proceedings, the
12
absence of any evidence of collusion between the Parties, and the experience of Class Counsel,
13
and is preliminarily satisfied that the Settlement Agreement is fair, reasonable, and adequate. The
14
Court also is satisfied that the plan for sending notice of the Settlement to the Settlement Class is
15
adequate, sufficiently informs Settlement Class members of the Settlement’s terms and of the
16
conditional certification of the Settlement Class, and satisfies the requirements set forth in
17
Federal Rule of Civil Procedure 23 and due process.
18
THEREFORE, IT IS ORDERED THAT:
19

1.	The Court has jurisdiction over the subject matter of this Action and personal
20
jurisdiction over the Parties and the conditionally certified Settlement Class, as defined below.
21

2.	This Order incorporates by reference the definitions in the Settlement Agreement,
22
and all capitalized terms used in this Order will have the same meanings as set forth in the
23
Settlement Agreement, unless otherwise defined in this Order.
24

3.	The Parties have agreed to and the Court provisionally certifies the following
25
“Settlement Class” for purposes of settlement:

26	All persons who, from December 30, 2011 through the date of Final

27	Approval, received a telemarketing call made by Alliance Security or any

SETTLEMENT AGREEMENT EXHIBIT 6
PROPOSED PRELIMINARY APPROVAL ORDER

1	of Alliance’s sub-dealers, Independent Business Operators, vendors, lead generators, or agents (defined as “Alliance”) either promoting Alarm.com’s

2	goods or services or that could have resulted in the installation of a security system that could use or include any Alarm.com product or service (a) to a

3	cellular telephone number through the use of an automatic telephone dialing system or an artificial or prerecorded voice, (b) to a residential telephone line

4	using an artificial or prerecorded voice, or (c) to a cellular or residential telephone number registered on the national Do Not Call Registry and who

5	received more than one such call within any twelve-month period. Persons who provided their telephone numbers to Alarm.com prior to receiving calls

6	from Alliance are not Settlement Class Members. Class Members who previously excluded themselves from the Class are not Settlement Class

7	Members.

8

9
4.    Based on the Court’s review of the Settlement Agreement (Dkt. #     ), the
10
Motion for Preliminary Approval (Dkt. #     ), Plaintiffs’ supporting memorandum (Dkt.
11
#     ), declarations of Plaintiffs’ counsel (Dkt. ##     ), the declaration of Plaintiffs (Dkt.
12
#     ), and the declaration of the Settlement Administrator (Dkt. #     ), the Court finds that
13
conditional certification of the Settlement Class for settlement purposes only is appropriate under
14
Federal Rule of Civil Procedure 23 because the Class is so numerous that joinder would be
15
impracticable, the Action presents common issues of law and fact that predominate over any
16
individual questions, Plaintiffs’ claims are typical of the Settlement Class members’ claims,
17
Plaintiffs and their counsel are adequate representatives of the Settlement Class, and a class
18
action would be superior to thousands of individual lawsuits.
19
5.    Based on the Court’s review of the Settlement Agreement, the Motion for
20
Preliminary Approval, the supporting memoranda, declarations of counsel, argument of counsel,
21
and the entire record, the Court finds that the Settlement Agreement is fair, reasonable, and
22
adequate. Plaintiffs’ motion to preliminarily approve the Settlement Agreement and certify the
23
Class is granted. The Court appoints Abante Rooter and Plumbing, Inc., Mark Hankins, and
24
Philip Charvat as Class Representatives and Bailey & Glasser, LLP, Broderick & Paronich, P.C.,
25
Terrell Marshall Law Group PLLC, and The Law Offices of Matthew P. McCue as Class
26
Counsel.

SETTLEMENT AGREEMENT EXHIBIT 6
PROPOSED PRELIMINARY APPROVAL ORDER
1

6.	The Court appoints KCC as Settlement Administrator, which shall fulfill the
2
functions, duties, and responsibilities of the Settlement Administrator as set forth in the
3
Settlement Agreement and this Order. By accepting this appointment, the Settlement
4
Administrator has agreed to the Court’s jurisdiction solely for purposes of enforcement of the
5
Settlement Administrator’s obligations under the Settlement Agreement.
6

7.	The Settlement Administrator shall cause the Notice Plan to be commenced on or
7
before sixty (60) days after the entry of the Preliminary Approval Order.
8

8.	The Court finds that the method of providing notice to Settlement Class members
9
specified in section 4.2 of the Settlement Agreement and the manner of providing for exclusion
10
requests and objections to the Settlement specified in sections 4.3 and 4.4 are reasonable and
11
appropriate, and satisfy the requirements of due process and the Federal Rules of Civil
12
Procedure.
13

9.	The Court directs the Settlement Administrator to file with the Court no later than
14
twenty (20) days before the Final Approval Hearing a sworn declaration containing the
15
information set forth in section 6.1.l of the Settlement Agreement. This information includes (a)
16
confirmation that the Email and Postcard Notices were sent to Settlement Class members as
17
section 6.1 requires; (b) confirmation that the Publication Notices were timely published in
18
accordance with the Notice Plan; (c) a tally of persons who opted out of the Settlement Class
19
pursuant to section 4.4; (d) a tally of objections received; (e) confirmation that the Settlement
20
Administrator timely reviewed all claims for deficiencies and fraud in accordance with the
21
Settlement Agreement; (f) a tally of the total number of valid claims submitted; and (g)
22
confirmation that the Settlement Administrator complied with 28 U.S.C. § 1715 by serving
23
notice of the settlement upon the various state attorneys general and any other appropriate
24
officials.
25

10.	If the Effective Date does not occur, the Parties will return to the status quo ex
26
ante, for all litigation purposes, as if no settlement had been negotiated or entered into and thus

SETTLEMENT AGREEMENT EXHIBIT 6
PROPOSED PRELIMINARY APPROVAL ORDER
1
this Order and all other findings or stipulations regarding the Settlement, including but not
2
limited to, certification of the Settlement Class will be automatically void, vacated, and treated as
3
if never filed.
4

11.	The Court will hold a Final Approval Hearing on ______ to finally determine
5
whether the prerequisites for class certification and treatment under Rule 23(a) and (b) of the
6
Federal Rules of Civil Procedure are met; to determine whether the Settlement Agreement is fair,
7
reasonable, and adequate, and should be approved by the Court; to determine whether the Final
8
Approval Order and Judgment should be entered; to consider the application for attorneys’ fees
9
and expenses of Class Counsel; to consider the application for Service Awards to the Class
10
Representatives; and to rule on any other matters that the Court may deem appropriate. At the
11
Final Approval Hearing, the Court may enter the Final Approval Order and Judgment in
12
accordance with the Settlement Agreement that will adjudicate the rights of Settlement Class
13
Members.
14

12.	Any interested person who has not opted out of the Settlement Class may appear
15
at the Final Approval Hearing to show cause why the proposed Settlement Agreement should or
16
should not be approved as fair, reasonable, and adequate; provided, however, that no person shall
17
be heard or entitled to contest the approval of the Amended Settlement unless that person has
18
filed with the Court a written objection and any supporting papers or briefs on or before ______.
19
Pursuant to the Court’s Procedural Guidelines for Class Action Settlements, the Court will scan
20
all objections into the electronic case docket and the parties will receive electronic notices of
21
filing. The Court will consider all properly submitted objections. Any Settlement Class Member
22
who does not submit an objection in the manner provided above shall be deemed to have waived
23
any objection to the Settlement Agreement and shall forever be foreclosed from making any
24
objection to class certification of the Settlement Agreement, to the fairness, adequacy or
25
reasonableness of the Settlement Agreement, and to any attorneys’ fees, cost reimbursements, or
26
Service Awards to the named Plaintiffs approved by the Court.

SETTLEMENT AGREEMENT EXHIBIT 6
PROPOSED PRELIMINARY APPROVAL ORDER
1

13.	Class Counsel’s request for approval of attorneys’ fees, litigation costs, and
2
Service Awards shall be filed on or before ______, which is thirty days before the deadline for
3
Settlement Class members to opt out or object to the Settlement Agreement. This deadline
4
complies with the requirements set forth in In re Mercury Interactive Corp., 618 F.3d 988, 994
5
(9th Cir. 2010).
6

14.	All memoranda, declarations, responses to objections, and other evidence in
7
support of the request for final approval of the Settlement Agreement shall be filed on or before
8
______.
9

15.	All proceedings in this Action other than those that are necessary to carry out, or
10
incidental to carrying out, the terms and conditions of this Order are stayed and suspended until
11
further order of the Court.
12

16.	Pending entry of the Final Approval Order and Judgment, Plaintiffs, Settlement
13
Class members, and any person or entity allegedly acting on behalf of the Settlement Class,
14
either directly, representatively, or in any other capacity, are preliminarily enjoined from
15
commencing or prosecuting against the Released Parties any action or proceeding in any court or
16
tribunal asserting any of the Released Claims; provided, however, that this injunction shall not
17
apply to individual claims of any Settlement Class Members who timely exclude themselves in a
18
manner that complies with this Order. This injunction is necessary to protect and effectuate the
19
Settlement Agreement, this Order, and the Court’s flexibility and authority to effectuate this
20
Settlement Agreement and to enter judgment when appropriate, and is ordered in aid of the
21
Court’s jurisdiction and to protect its judgments pursuant to 28 U.S.C. § 1651(a).
22

17.	The Court retains jurisdiction over the Action and all matters arising out of or
23
connected with the proposed Settlement Agreement. The Court reserves the right to adjourn or
24
continue the date of the Final Approval Hearing without further notice to Settlement Class
25
members, and retains jurisdiction to consider all further applications arising out of or connected

SETTLEMENT AGREEMENT EXHIBIT 6
PROPOSED PRELIMINARY APPROVAL ORDER
1
with the Settlement Agreement. The Court may approve or modify the Settlement Agreement
2
without further notice to Settlement Class members.
3

18.	The following timeline will govern proceedings through the Final Approval
4
Hearing:
5

	DEADLINE	EVENT
6
	Ten business days after entry of this Order	Alarm.com makes initial payment to KCC
7
	Sixty business days after entry of this Order	Deadline to commence Notice Plan
8
	Thirty days before the Exclusion/Objection deadline	Deadline for Class Counsel to file fee petition and request for service awards
9

10	Sixty days after the Settlement Administrator commences Notice Plan	Deadline for Settlement Class Members to submit claims, exclusion requests, and objections

11
	Sixty-five days after the Objection/Exclusion/Claim deadline	Deadline to file responses to objections, motion for final approval, and declaration from Settlement Administrator
12

13	At the court’s convenience but no earlier than 205 days after entry of this order	Final Approval Hearing

14

15

16
IT IS HEREBY ORDERED.
17

18    DATED this    day of     , 2018.

19

20
HONORABLE YVONNE GONZALEZ ROGERS
21    UNITED STATES JUDGE

22

23

24

25

26

27

SETTLEMENT AGREEMENT EXHIBIT 6
PROPOSED PRELIMINARY APPROVAL ORDER

1    CERTIFICATE OF SERVICE

2
I, Beth E. Terrell, hereby certify that on October 1, 2018, I electronically filed the
3
foregoing with the Clerk of the Court using the CM/ECF system which will send notification of
4
such filing to the following:
5

6	Kasey C. Townsend, SBN #152992
Email: ktownsend@murchisonlaw.com

7	Susan J. Welde, SBN #205401
Email: swelde@murchisonlaw.com

8	MURCHISON & CUMMING, LLP
275 Battery Street, Suite 850

9	San Francisco, California 94111
Telephone: (415) 524-4300
10
Martin W. Jaszczuk, Admitted Pro Hac Vice

11	Email: mjaszczuk@jaszczuk.com
Margaret M. Schuchardt, Admitted Pro Hac Vice

12	Email: mschuchardt@jaszczuk.com
Seth H.Corthell, Admitted Pro Hac Vice

13	Email: scorthell@jaszczuk.com
Daniel I. Schlessinger, Admitted Pro Hac Vice

14	Email: dschlessinger@jaszczuk.com
JASZCZUK P.C.

15	311 South Wacker Drive, Suite 1775
Chicago, Illinois 60606

16	Telephone: (312) 442-0311

17	Craig S. Primis, Admitted Pro Hac Vice
Email: craig.primis@kirkland.com

18	KIRKLAND & ELLIS LLP
655 Fifteenth Street, N.W.

19	Washington, DC 20005
Telephone: (202) 879-5921

20	Facsimile: (202) 879-5200

21    Attorneys for Defendants Alarm.com Incorporated and Alarm.com Holdings, Inc.

22

23

24

25

26

27

SETTLEMENT AGREEMENT EXHIBIT 6
PROPOSED PRELIMINARY APPROVAL ORDER

1    DATED this 1st day of October, 2018.

2    TERRELL MARSHALL LAW GROUP PLLC

3    By: /s/ Beth E. Terrell, SBN #178181
Beth E. Terrell, SBN #178181

4	Email: bterrell@terrellmarshall.com
936 North 34th Street, Suite 300

5	Seattle, Washington 98103-8869
Telephone: (206) 816-6603

6	Facsimile: (206) 319-5450

7    Attorneys for Plaintiffs

8

9

10

11

12

13

14

15

16

17

18

19

20

21

22

23

24

25

26

27

— EXHIBIT    7 —

EXHIBIT 7-PUBLICATION NOTICE

LEGAL NOTICE

If you received telemarketing calls from Alliance Security or a third party hired by Alliance that promoted or could have resulted in Alarm.com’s goods or services, you may be entitled to benefits under a class action settlement.

THIS NOTICE MAY AFFECT YOUR LEGAL RIGHTS.
PLEASE READ IT CAREFULLY.

WHAT IS THIS LAWSUIT ABOUT?

Several individuals (“Plaintiffs”) have sued Alarm.com in the United States District Court for the Northern District of California (Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al., Case No. 4:15-cv-06314). Plaintiffs allege that Alarm.com’s dealer, Alliance Security, Inc. (“Alliance”) violated the Telephone Consumer Protection Act, 47 U.S.C. § 227, et seq. (the “TCPA”), by making or causing others to make on Alliance’s behalf automated telemarketing calls (i.e., using an automatic telephone dialing system and/or an artificial or prerecorded voice) that either promoted Alarm.com’s goods or services or could have resulted in the installation of a security system that could use or include any Alarm.com product or service to cell and residential phone numbers and by making or causing others to make on Alliance’s behalf calls to cell and residential phone numbers previously registered on the national Do-Not-Call registry. Plaintiffs allege they are entitled to receive between $500 and $1,500 for each unlawful call they received. Alarm.com denies these allegations.

WHO IS A SETTLEMENT CLASS MEMBER?

You may be part of the Settlement Class if you have received a telemarketing call made by Alliance or a third party hired by Alliance either promoting Alarm.corn's goods or services or that could have resulted in the installation of a security system that could use or include any Alarm.com product or service: (a) to a cellular telephone number through the use of an automatic telephone dialing system or an artificial or pre-recorded voice,
(b)    to a residential telephone number through the use of an artificial or pre-recorded voice, or (c) to a cellular or residential number registered on the national Do Not Call Registry more than once within any twelve-month period. Records obtained through this case indicate that you may have received one or more of these calls. You are NOT part of the Settlement Class if you previously excluded yourself from this class action or you provided your telephone number to Alarm.com before receiving calls from Alliance.

WHAT ARE THE TERMS OF THE SETTLEMENT?

Alarm.com will pay $28,000,000 into a Settlement Fund for: (1) cash payments to eligible Settlement Class Members who submit timely and valid Claim Forms; (2) attorneys’ fees of up to $8,400,000 to Class Counsel; (3) out-of-pocket litigation costs and expenses up to $300,000; (4) service awards to the lead Plaintiffs of up to $10,000 each; and (5) settlement administration costs. Each Settlement Class Member’s share of the settlement fund will depend on a number of factors, including the number of claims made. Class Counsel estimates each Settlement Class Member will receive
$95 to $143.

WHAT ARE MY OPTIONS?

Persons in the Settlement Class may: (1) submit a Claim Form (if eligible) at www.AlarmTCPAClassAction.com or call 1-855-256-2243 to request a paper Claim Form; (2) exclude themselves from the Settlement by April 16, 2019 or they will not be able to pursue their own claims against Alarm.com in the future; (3) object to the Settlement by April 16, 2019; (4) go to the Final Approval Hearing on July 30, 2019; or
(5) do nothing.

This Notice is a summary only. Persons in the Settlement Class may obtain more information at www.AlarmTCPAClassAction.com. They may also contact the Settlement Administrator toll-free at 1-855-256-2243 or by writing to: Alarm.com Settlement Administrator, P.O. Box 505034, Louisville, KY 40233-9702.

1	Chiharu Sekino, SBN #306589
Email: csekino@sfmslaw.com

2	SHEPHERD, FINKELMAN, MILLER & SHAH, LLP
1230 Columbia Street, Suite 1140

3	San Diego, California 92101
Telephone: (619) 235-2416
4    Facsimile: (866) 300-7367

5    Beth E. Terrell, SBN #178181
Email: bterrell@terrellmarshall.com

6	Jennifer Rust Murray, Admitted Pro Hac Vice
Email: jmurray@terrellmarshall.com

7	Elizabeth A. Adams, SBN #290029
Email: eadams@terrellmarshall.com

8	TERRELL MARSHALL LAW GROUP PLLC
936 North 34th Street, Suite 300

9	Seattle, Washington 98103
Telephone: (206) 816-6603

10	Facsimile: (206) 319-5450

11

12
[Additional Counsel Appear on Signature Page]
13
Attorneys for Plaintiffs and the Proposed Class
14

15	UNITED STATES DISTRICT COURT
FOR THE NORTHERN DISTRICT OF CALIFORNIA

16	OAKLAND DIVISION

17	ABANTE ROOTER AND PLUMBING,
	INC., MARK HANKINS, and PHILIP J.	NO. 4:15-cv-06314-YGR
18	CHARVAT, individually and on behalf of all	ADDENDUM TO SETTLEMENT
	others similarly situated,	AGREEMENT
19

20	Plaintiffs,	JURY TRIAL DEMAND

21	v.
Complaint Filed: December 30, 2015
22	ALARM.COM INCORPORATED, and
	ALARM.COM HOLDINGS, INC.,	Honorable Yvonne Gonzalez Rogers
23
DATE:
24	Defendants,	TIME:
LOCATION: Oakland Courthouse
25		Courtroom 1 - 4th Floor

26

27

ADDENDUM TO CLASS ACTION SETTLEMENT AGREEMENT

1.    This addendum to class action settlement agreement (“Addendum” or
2
“Addendum to Settlement Agreement”) is entered as of December 6, 2018, between Abante
3
Rooter and Plumbing, Inc., Mark Hankins, and Philip J. Charvat (“Plaintiffs”), individually and
4
on behalf of the Settlement Class defined below, and Alarm.com Incorporated and Alarm.com
5
Holdings (“Alarm.com”). Plaintiffs and Alarm.com are collectively referred to as the “Parties.”
6
2.    On October 23, 2018, the Parties entered into a Class Action Settlement
7
Agreement (the “Agreement” or “Settlement Agreement”), which was previously filed with the
8
Court as Doc. 273-1.
9
3.    The Parties agree to revise Section 5.3 of the Agreement to allow each Settlement
10
Class Member to submit one claim for each cellular or residential telephone number on which he
11
or she claims to have received a telemarketing call made by Alliance either promoting
12
Alarm.com’s goods or services or that could have resulted in the installation of a security system
13
that could use or include any Alarm.com product or service: (a) to a cellular telephone number
14
through the use of an automatic telephone dialing system or an artificial or pre-recorded voice,
15
(b) to a residential telephone number using an artificial or pre-recorded voice, or (c) to a cellular
16
or residential number registered on the national Do Not Call Registry and who received more
17
than one such call within any twelve-month period.
18
4.    Section 5.3 is revised as follows (revised text in redline):
19
5.3    Each Settlement Class Member will be entitled to submit
20
~~only~~ one claim for each cellular or residential number on which calls
21
were claimed to be received, regardless of the number of calls
22
claimed to be received on each cellular or residential telephone. For
23

24

1informational purposes only, each Settlement Class member whose

2	telephone number appears in the data Plaintiffs obtained during the

3	litigation will be able to learn the number of calls the data shows he

4	or she received by visiting the Settlement Website and following the

5	directions. The Settlement Website also will include information for

6	Settlement Class members whose telephone numbers do not appear

7	in the data ~~regarding ways~~ to determine the number of calls they

8	received.

95.    In order to effectuate this revision, the Parties agree to revised versions of Exs.

101(a) (Postcard Notice), 1(b) (Downloadable Claim Form), 2 (Email Notice), 4 (Long Form

11Notice), 7 (Publication Notice), which are attached hereto with track changes in redline.

126.    All other terms in the Settlement Agreement shall remain in full force and effect.

13IN WITNESS WHEREOF, the Parties hereto have caused this Addendum to Settlement

14Agreement to be executed.

15

16

17For Plaintiffs and the Settlement Class:

18
	/s/ Philip J. Charvat	Date:	December 6, 2018
19	Philip J. Charvat

20
	/s/ Mark Hankins	Date:	December 6, 2018
21	Mark Hankins

22
	/s/ Fred Heidarpour	Date:	December 6, 2018
23	Fred Heidarpour on behalf of Abante Rooter
And Plumbing, Inc.
24

25	/s/ John Barrett	Date:	December 7, 2018
John Barrett
26	Bailey & Glasser LLP

27

1	/s/ Beth E. Terrell	Date:	December 6, 2018
Beth E. Terrell
2	Terrell Marshall Law Group PLLC

3	/s/ Edward Broderick	Date:	December 6, 2018
Edward Broderick
4	Broderick & Paronich, P.C.

5	/s/ Matthew P. McCue	Date:	December 6, 2018
Matthew P. McCue
6	The Law Office of Matthew P. McCue

7

8	For Alarm.com Incorporated and Alarm.com Holdings, Inc.:

9
	/s/ Martin Jaszczuk	Date:	December 6, 2018
10	Martin Jaszczuk
Jaszczuk P.C.
11

12
	/s/ Craig Primis	Date:	December 6, 2018
13	Craig Primis
Kirkland & Ellis LLP
14

15

16

17

18

19

20

21

22

23

24

25

26

27

— REVISED EXHIBIT    1a —

SETTLEMENT AGREEMENT - EXHIBIT 1(a)
(POSTCARD NOTICE)

A COURT AUTHORIZED THIS LEGAL NOTICE	Alarm.com Settlement Administrator	First-Class Mail US Postage Paid Permit #__
P.O. Box 505034 Louisville, KY 40233-9702

If you received telemarketing calls from Alliance Security or third parties hired by Alliance that promoted or could have resulted in the purchase of Alarm.com goods or services, you may be entitled to benefits under a class action settlement.

«Barcode»
Postal Service: Please do not mark barcode
Claim ID #: A2T-«ClaimID»-«MailRec»

A settlement has been reached in a class action lawsuit, Abante Rooter and Plumbing, Inc. v. Alarm.com Inc. (U.S. District Court N.D. Cal.), where Plaintiffs allege that Alarm.com’s dealer Alliance Security or third parties hired by Alliance (collectively “Alliance”) placed: (1) autodialed or pre- recorded calls and (2) calls to numbers on the National Do Not Call Registry. Alarm.com denies any wrongdoing.
«First1» «Last1» «CO» «Addr2» «Addr1» «City», «St» «Zip» «Country»

Complete and return the enclosed claim form by April 16, 2019 to receive a cash payment.
<Barcode>
Alarm.com Telemarketing Settlement Claim Form

Fill out each section of this form, sign where indicated, carefully tear at perforation, and mail. Forms must be postmarked by April 16, 2019. You may also complete your Claim Form online at www.AlarmTCPAClassAction.com. If you received calls on more than three telephone numbers you will need to submit additional Claim Forms.

Part I: Claimant Identification. Complete this section.
Name (First, Last):____________________________________________________
Street Address: ______________________________________________________
City:_________ State:______ ZIP Code:________
Country (if not USA):
Contact Phone #: (_____) ______–________
Email Address:_________________
Telephone #(s) at which calls were received: ( ) - ; ( ) - ; ( ) - .

Part II: Claim. Unique Identifier: «ClaimID»

I affirm I received one or more calls at the number(s) listed above on or after December 30, 2011 from Alliance or a third party hired by Alliance that promoted or could have resulted in the purchase of Alarm.com goods or services.

Part III: Certification. I certify that that the foregoing information is true and correct.

Signature:______________________________________ Date: / /
Print Name: ____________________________________

SETTLEMENT AGREEMENT - EXHIBIT 1(a)
(POSTCARD NOTICE)

WHO IS A CLASS MEMBER?
You may be in the Settlement Class if, on or after December 30, 2011, you received from Alliance Security or third parties hired by Alliance an automated telemarketing call on your cell phone or a telemarketing call to your residential line using an artificial or prerecorded voice or if you received multiple calls in a twelve-month period to a number listed on the National Do Not Call Registry. Records obtained through this case indicate that you may have received one or more of these calls. You are NOT a class member if you previously excluded yourself from this case or provided your telephone number to Alarm.com prior to receiving such calls.

SETTLEMENT TERMS
Alarm.com will pay $28,000,000 into a fund that will cover: (1) cash payments to eligible Settlement Class Members who submit claims; (2) attorneys’ fees to Class Counsel not to exceed $8,400,000 (30% of the fund) plus litigation costs of approximately $525,000~~up to $300,000~~, as approved by the Court; (3) court-approved service awards to Plaintiffs Abante Rooter and Plumbing, Hankins, and Charvat of $10,000 each; and (4) the costs of administering the settlement. Under the TCPA, a person is entitled to receive $500 for calls placed using a prerecorded voice or automatic telephone dialing system without the person’s consent. A person is entitled to receive up to $500 per call for calls placed to telephone numers registered on the National Do-Not-Call Registry without that person’s consent. Class Counsel estimate you will receive between $94~~95~~ and $142~~143~~, which is less than the $500 to $1,500 per call you might receive if Plaintiffs had won at trial. The amount you will receive under the Settlement will depend on the number of Claim Forms that Class Members submit and other factors~~on the number of Settlement Class members who submit claims and could be less~~. Actual payments will be calculated based on the total number of telephone numbers that received qualifying phone calls.

YOUR RIGHTS AND OPTIONS
Submit a Claim Form. To receive a cash award, fill out the attached Claim Form, carefully tear off at the perforation, and drop it in the mail. You may also submit a Claim Form electronically on the Settlement Website: www.AlarmTCPAClassAction.com. You can ~~only~~ submit one claim ~~regardless of the number of calls you may have received~~per telephone number at which you received calls. Your Claim Form must be postmarked or submitted electronically no later than April 16, 2019.
Opt Out. You may also exclude yourself from the Settlement and keep your right to sue Alarm.com on your own by sending a written request for exclusion to the Settlement Administrator postmarked by April 16, 2019. If you do not exclude yourself, you will be bound by the settlement and give up your right to sue Alarm.com regarding the settled claims. Please visit the Settlement Website for more details.
Object. If you do not opt out, you have the right to object to the proposed settlement. Objections must be signed, filed with the Court, postmarked by April 16, 2019, provide the reasons for the objection, and specify if the objection applies only to the objector, to a specific subset of the class, or to the entire class. Visit the Website for more details.
Do Nothing. If you do nothing, you will not receive any payment and will lose the right to sue Alarm.com about the Released Claims. You will be considered part of the Settlement Class, and you will be bound by the Court’s decisions.
Attend the Final Approval Hearing. The Court has set a hearing to decide whether the settlement should be approved on July 30, 2019 at 2:00 p.m. at the United States District Court for the Northern District of California, Courtroom One 4th Floor, 1301 Clay Street, Oakland, CA 94612. All persons who timely object to the settlement by April 16, 2019 may ask to appear at the Final Approval Hearing.

You can find more details about the settlement on the website: www.AlarmTCPAClassAction.com or by calling toll free
1-855-256-2243. PLEASE DO NOT TELEPHONE THE COURT OR THE CLERK’S OFFICE TO INQUIRE ABOUT THIS SETTLEMENT OR THE CLAIMS PROCESS.

____________________	First-Class Mail US Postage Paid Permit #___
____________________
____________________

Alarm.com Settlement Administrator
P.O. Box 505034
Louisville, KY 40233-9702

— REVISED EXHIBIT    1b —

SETTLEMENT AGREEMENT EXHIBIT 1(b)
Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al., Case No. 3:15-cv-06314 YGR
CLAIM FORM

To receive benefits from this Settlement, your Claim Form must be electronically submitted or postmarked on or before April 16, 2019. You may submit your completed and signed Claim Form online at www.AlarmTCPAClassAction.com or by mail to the following address:

Alarm.com Settlement Administrator
P.O. Box 505304
Louisville, KY 40233-9702

You must complete all sections and sign below in order to receive any benefits from this Settlement.

By submitting a claim, you are attesting that you received on or after December 30, 2011, (1) an automated or pre-recorded telemarketing call on your cell phone, or (2) a call using a prerecorded voice to your residential line, or (3) multiple calls in a twelve-month period to a residential or cellular number on the National Do Not Call list and those calls were placed by Alliance or a third party hired by Alliance promoting Alarm.com’s products or services or that could have resulted in the installation of a security system that could use or include any Alarm.com product or service. ~~Do not submit more than one Claim Form. Submitting more than one Claim Form will not increase your compensation under~~ the Settlement AgreementYou ~~may~~can submit ~~a~~one claim for each telephone number at which you received calls placed by Alliance or a third party hired by Alliance promoting Alarm.com’s products or services.

First Name	MI	Last Name

Business Name (If applicable)

Street Address
-
City	State	ZIP		ZIP4 (optional)

Contact Phone Number(s)

Email Address

Telephone Number(s) at which calls were received:
1. ( ) - ;
2. ( ) - ;
3. ( ) - ;
~~Telephone Number at which you received c~~Calls must have been received from Alliance or related third parties and ~~that~~ promoted or could have resulted in the sale of Alarm.com’s products or services. If you received calls to multiple telephone numbers, please list all telephone numbers above. If you received calls to more than three telephone numbers, you will need to file an additional Claim Form.

Class Member ID from email or postcard notice (if you did not receive such a notice, leave this blank):

I declare that I have accurately filled out this form.

Signature:				Date:

— REVISED EXHIBIT    2 —

SETTLEMENT AGREEMENT EXHIBIT 2 EMAIL NOTICE

UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA

If you received telemarketing calls from Alliance Security, Inc. or a third party hired by Alliance that promoted or could have resulted in the purchase of Alarm.com goods or services, you could get a payment from a class action settlement.

Click Here For A Downloadable Claim Form Click Here To Access An Electronic Claim Form

Why did I get this Notice? You received this notice because a proposed settlement of a class action lawsuit filed against Alarm.com has been reached in the United States District Court for the Northern District of California (Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al., Case No. 4:15-cv-06314) (the “Settlement”).

You may be in the Settlement Class because on or after December 30, 2011 you may have received from Alliance Security, Inc. or one of its subdealers, independent business operators, vendors, lead generators, or agents (collectively “Alliance”) without your permission: (a) automated telemarketing calls to your cellular telephone; (b) telemarketing calls using an artificial or pre-recorded voice to your cellular telephone or residential line; or (c) two or more telemarketing calls within any twelve-month period to a telephone number that was registered on the National Do-Not-Call Registry, where the calls promoted Alarm.com goods or services or could have resulted in the installation of a security system that could use or include any Alarm.com product or service. Records obtained through this case indicate that you may have received one or more of these calls. You are not a member of the Settlement Class if you previously received a notice of this class action and excluded yourself. You also are not a member of the Settlement Class if you provided your telephone number to Alarm.com before you received the allegedly unlawful calls from Alliance.

The Court authorized this Notice because you have a right to know about the proposed Settlement and your options before the Court decides whether to approve the Settlement. Because your rights will be affected by this Settlement, it is extremely important that you read this Notice carefully.

What is this lawsuit about? Plaintiffs brought this lawsuit alleging that Alarm.com’s dealer, Alliance Security, Inc., violated the Telephone Consumer Protection Act, 47 U.S.C. § 227, et seq. (“TCPA”) by making or retaining others to make automated telemarketing calls promoting Alarm.com’s goods or services to cellular telephones, and making calls using an artificial or pre- recorded voice to a residential line, and making calls to telephone numbers registered on the National Do-Not-Call Registry without the prior permission of the people contacted. Under the TCPA, a person is entitled to receive $500 for calls that were placed using a prerecorded messages or automated telephone dialing system without the person’s consent. A person is entitled to receive up to $500 per call for calls placed to telephone numbers registered on the National Do- Not-Call Registry without that person’s consent. If the person proves the calls were placed willfully, the person is entitled to triple the amount awarded, up to $1,500. Alarm.com denies all allegations of wrongdoing in the lawsuit. The Court did not decide in favor of the Plaintiffs or Alarm.com. Instead, both sides agreed to a settlement. That way, they avoid the cost of a trial, and the people affected will get compensation.

What are the terms of the Settlement? Alarm.com will pay $28,000,000 into a fund that will cover: (1) cash payments to eligible persons in the Settlement Class who submit claim forms; (2) attorneys’ fees to Class Counsel, in an amount not to exceed 30% of the Settlement Fund or $8,400,000 as approved by the Court; (3) Class Counsel’s out-of-pocket expenses currently estimated to be approximately $525,000~~$300,000~~, as approved by the Court; (4) court-approved Service Awards in the amount of $10,000 each to Plaintiffs Abante Rooter and Plumbing, Inc., Hankins, and Charvat; and (5) the costs of administering the Settlement. Your share of the fund will depend on a number of factors, including the number of claim forms that Settlement Class Members submit. Class Counsel estimate each Settlement Class Member will receive between $94~~95~~ and $142~~143~~. Actual payments will be calculated based on the total number of telephone numbers that received qualifying phone calls.

YOUR LEGAL RIGHTS AND OPTIONS IN THIS SETTLEMENT

Submit a claim form. To get a cash payment, you must submit a claim form. You may submit a claim form online by going to the Settlement Website at www.AlarmTCPAClassAction.com and following the instructions. You may also request a paper copy of the claim form by calling the Settlement Administrator toll-free at 1-855-256-2243 or downloading it. You must mail your paper claim form to P.O. Box 505034, Louisville, KY 40233-9702. Your claim form must be postmarked or received through the Settlement Website at www.AlarmTCPAClassAction.com by April 16, 2019.

Click Here For A Downloadable Claim Form
Click Here To Access An Electronic Claim Form

Exclude yourself. To exclude yourself from the settlement, you must send a letter by mail saying that you want to be excluded from the Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al. settlement. You must sign the letter and include the following statement: “I request to be excluded from the Settlement in the Alarm.com action.” Your request for exclusion must include your full name, address, and telephone number at which you may be contacted; the telephone number(s) which you maintain was unlawfully called; and must be personally signed by you. You must mail your exclusion request postmarked no later than April 16, 2019 to the following address:

Alarm.com Settlement Administrator
P.O. Box 505034
Louisville, KY 40233-9702

If you submit a valid exclusion request, you will not get a payment, and you cannot object to the Settlement. You will not be legally bound by anything that happens in this lawsuit.

Object. If you remain a Settlement Class Member, you may object to the Settlement by writing to the Court by no later than April 16, 2019. Additional details on how to object to the Settlement are contained in the detailed notice which is available on the Settlement Website at www.AlarmTCPAClassAction.com. Please note that the Court cannot change the terms of the Settlement. The Court can only approve or deny the Settlement.

Go to the Fairness Hearing. The Court will hold a hearing on July 30, 2019 at 2:00 p.m. to decide whether to approve the Settlement, including the amount of attorneys’ fees and costs to be paid to Class Counsel and the amount of Service Awards to be paid to the Class Representatives. It is not necessary for you to appear at the hearing, but you may attend at your own expense. The hearing will be held at the U.S. District Court for the Northern District of California, located at 1301 Clay Street, Oakland, CA 94612, in Courtroom One on the Fourth Floor.

Note: The date and time of the fairness hearing are subject to change by Court Order. Any changes will be posted at the Settlement Website, www.AlarmTCPAClassAction.com. You can also monitor case activity and for changes to the dates and time of the fairness hearing by accessing the Court docket in this case through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.cand.uscourts.gov, or by visiting the office of the Clerk of the Court for the United States District Court for the Northern District of California, 1301 Clay Street, Oakland, CA 94612, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays.

Do Nothing. If you do nothing, you will be legally bound by the settlement but you will not get a settlement payment.

Further information regarding the Settlement is available at www.AlarmTCPAClassAction.com. You may also contact the Settlement Administrator toll-free at 1-855-256-2243 or by writing to: Alarm.com Settlement Administrator, P.O. Box 505034, Louisville, KY 40233-9702.

_________________________________________________________________________________________________________________
The United States District Court for the Northern District of California has ordered this email notice to be sent. If you wish to UNSUBSCRIBE from future email messages from the Settlement Administrator with regard to this Settlement, please click on this link.

Click Here For A Downloadable Claim Form
Click Here To Access An Electronic Claim Form

— REVISED EXHIBIT    4 —

UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA
Abante Rooter and Plumbing, Inc., et al. v. Alarm.com Incorporated et al., Case No. 4:15-cv-06314
If you received telemarketing calls from Alliance Security or one of Alliance Security’s agents, promoting Alarm.com’s goods or services, you may be entitled to benefits under a class action settlement.
A federal court authorized this Notice. This is not a solicitation from a lawyer.

•	Alarm.com has agreed to pay $28,000,000 into a fund from which eligible persons or entities who file claims will receive cash awards, estimated to be approximately $94~~95~~ to $142~~143~~ per ~~claim~~ person or entity after deducting settlement administration expenses, any court-awarded service awards, and court- awarded attorneys’ fees and costs.

•
The settlement resolves a lawsuit involving individuals or entities who, on or after December 30, 2011 through the date of entry of the Final Approval Order, received a telemarketing call promoting Alarm.com’s goods or services made by Alliance Security, Inc. or third parties hired by Alliance: (a) to a cellular telephone number through the use of an automatic telephone dialing system or an artificial or pre-recorded voice, or (b) to a residential telephone number through the use of an artificial or pre-recorded voice, or (c) to a cellular or residential number registered on the national Do Not Call Registry more than once within any twelve-month period. Persons who previously excluded themselves from this class action or provided their telephone number to Alarm.com before receiving calls from Alliance are not members of the Settlement Class.

•
Court-appointed lawyers for the class (“Class Counsel”) will ask the Court for a payment of $8,400,000 from the fund as attorneys’ fees, which is equal to 30% of the fund. In addition, Class Counsel will ask the Court to reimburse them for the out-of-pocket expenses they paid to investigate the facts, litigate the case, and negotiate the settlement, which amount to $525,000.

•	Alarm.com denies all allegations of wrongdoing in the lawsuit. As part of the proposed settlement, Alarm.com does not admit to any wrongdoing and continues to deny the allegations against it.

•	The two sides disagree on whether Plaintiffs and the class could have won at trial.

•	Your legal rights are affected whether you act, or don’t act. Read this Notice carefully.

YOUR LEGAL RIGHTS AND OPTIONS IN THIS SETTLEMENT:
SUBMIT A CLAIM FORM BY April 16, 2019	This is the only way to receive a payment.
EXCLUDE YOURSELF BY April 16, 2019	Get no payment. This is the only option that allows you to ever be part of any other lawsuit against Alarm.com about the legal claims in this case.
OBJECT BY April 16, 2019	Write to the Court explaining why you don’t like the settlement.
ATTEND A HEARING ON April 16, 2019	Ask to speak in Court about the fairness of the settlement.
DO NOTHING	Get no payment. Give up rights.

BASIC INFORMATION

1. What is this Notice and why should I read it?
The purpose of this Notice is to let you know that a proposed settlement has been reached in the class action lawsuit entitled Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al., Case No. 4:15-cv-06314, pending in the U.S. District Court for the Northern District of California. You have legal rights and options that you may act on before the Court decides whether to approve the proposed settlement. Because your rights will be affected by this settlement, it is extremely important that you read this Notice carefully. This Notice summarizes the settlement and your rights under it.

2. What is this lawsuit about?
In a class action, one or more people, called class representatives, sue on behalf of people who have similar claims. All of these people are a class, or class members. One court resolves the issues for all class members, except those who exclude themselves from the class.
The class representatives brought this lawsuit alleging that Alarm.com’s dealer, Alliance Security, Inc. violated the Telephone Consumer Protection Act, 47 U.S.C. § 227, et seq. (“TCPA”) by making or retaining others to make automated telemarketing calls promoting Alarm.com’s goods or services to cellular telephones, and making calls using an artificial or pre-recorded voice to a residential line, and calling telephone numbers registered on the National Do-Not- Call Registry without the prior permission from the people contacted. Under the TCPA a person is entitled to receive $500 for calls that were placed using a prerecorded messages or automated telephone dialing system without the person’s consent. A person is entitled to receive up to $500 per call for calls placed to telephone number registered on the National Do-Not-Call Registry without that person’s consent. If the person proves the calls were placed willfully, the person is entitled to triple the amount awarded up to $1,500.
The Court has certified a class for settlement purposes only (the “Settlement Class”). U.S. District Court Judge Yvonne Gonzalez Rogers (the “Court”) is in charge of this class action.
Alarm.com denies that it made any telemarketing calls or that it should be held liable for calls that Alliance made.

THE SETTLEMENT

3. Why is there a settlement?
The Court did not decide in favor of the Plaintiffs or Alarm.com. Instead, both sides agreed to a settlement. That way, they avoid the cost of a trial, and the people affected will get compensation. The class representatives and their attorneys think the settlement is best for the Settlement Class.

WHO IS IN THE SETTLEMENT?

4. How do I know if I am part of the settlement?
You are in the “Settlement Class” if, on or after December 30, 2011, you received a telemarketing call promoting Alarm.com’s goods or services from Alliance or third parties hired by Alliance:

(1)	On a cellular telephone using an automatic telephone dialing system or artificial or prerecorded voice; or

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
~ 2 ~

(2)	On a residential telephone using an artificial or prerecorded voice; or

(3)	Two or more times within a twelve-month period on a cellular or residential telephone number that was on the National Do-Not-Call Registry.
You are NOT part of the Settlement Class if you previously excluded yourself from this class action or you provided your telephone number to Alarm.com before receiving calls from Alliance. The Settlement Class also does not include any persons who validly request exclusion from the Settlement Class, as described under Question 10. A person who does not exclude him or herself is a “Settlement Class Member.”
If you have questions about whether you are part of the Settlement Class, you may call 1-855-256-2243 or visit www.AlarmTCPAClassAction.com for more information.

THE SETTLEMENT BENEFITS – WHAT YOU GET

5. What does the settlement provide?
Alarm.com has agreed to pay $28,000,000 to be divided among all Settlement Class Members who send in a valid Claim Form after any fees, costs, service awards, and settlement administration expenses have been deducted.

6. How much will my payment be?

Each Class Member is entitled to submit a Claim Form indicating the telephone number or numbers at which they ~~Class~~ Member received calls. Your share of the settlement will depend on the number of telephone numbers at which you received calls, the total number of Claim Forms that Class Members submit, the total number of telephone numbers at which Class Members received calls, and other factors. Class Counsel estimate you will receive approximately $94~~9~~3 to $142~~143~~ but this is only an estimate. Actual payments will be calculated based on the total number of telephone numbers that received qualifying phone calls and ~~according to~~ the following formula: (net Settlement Fund/total telephone numbers at which Class Members claimed to have received calls x number of telephone numbers at which individual claimant received calls).

HOW YOU GET A PAYMENT – SUBMITTING A CLAIM FORM

7. How do I make a claim?
To qualify for payment, you must submit a Claim Form by April 16, 2019. You may submit a Claim Form online by going to the Settlement Website at www.AlarmTCPAClassAction.com and following the instructions. If you received a postcard with an attached claim form, simply complete the Claim Form, tear it off at the perforated line, and mail. You also may download a paper Claim Form on the Settlement Website or call the Settlement Administrator at 1-855-256-2243 to request a paper Claim Form. Claim Forms sent by mail must be postmarked by April 16, 2019 and mailed to:

Alarm.com Settlement
Settlement Administrator
P.O. Box. 505034
Louisville, KY 40233-9702

8. When will I get my payment?
The Court will hold a hearing on July 30, 2019 to decide whether to approve the settlement. If the settlement is approved, appeals may still follow. It is always uncertain whether these appeals can be resolved, and resolving them can take more than a year. Please be patient.

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
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9. What am I giving up to get a payment or stay in the Settlement Case?
Unless you exclude yourself, you are staying in the Settlement Class and you will be a Settlement Class Member. That means you can’t sue, continue to sue, or be part of any other lawsuit against Alarm.com regarding the claims that are the subject of the settlement. If the settlement is approved and becomes final and not subject to appeal, then you and all Settlement Class Members release all “Released Claims” against all “Released Parties.” It also means that all of the Court’s orders will apply to you and legally bind you.
The Settlement Agreement (available at www.AlarmTCPAClassAction.com) describes the claims you are releasing (the “Released Claims”) and against whom you are releasing claims (“Released Parties”) in detail, so read it carefully. To summarize, the Release includes claims that arise out of: (1) Alliance’s improper use of an “automatic telephone dialing system” or an “artificial or prerecorded voice” to make telemarketing calls promoting Alarm.com’s goods or services to cellular and residential phones without the recipients’ consent. The Release also includes claims that Alliance called telephone numbers on the National Do-Not-Call Registry twice within a twelve-month period without the recipients’ prior express written consent. Under the TCPA a person is entitled to receive $500 for calls that were placed using a prerecorded messages or automated telephone dialing system without the person’s consent. A person is entitled to receive up to $500 per call for calls placed to telephone number registered on the National Do-Not-Call Registry without that person’s consent. If the person proves the calls were placed willfully, the person is entitled to triple the amount awarded up to $1,500.
The Settlement Agreement is between Plaintiffs and Alarm.com only. By participating in the settlement, you are not releasing any claims for damages you may have against anyone else, including Alliance.
EXCLUDING YOURSELF FROM THE SETTLEMENT
If you don’t want a payment from this settlement and you want to keep the right to sue or continue to sue Alarm.com, then you must take steps to remove yourself from the Settlement Class. This is called excluding yourself—or is sometimes referred to as “opting out” of the Settlement Class.

10. How do I exclude myself from the settlement?
To exclude yourself from the settlement, you must send a letter saying that you want to be excluded from the Abante Rooter and Plumbing, Inc.et al. v. Alarm.com Incorporated et al. settlement. You must sign the letter and include the following statement: “I request to be excluded from the settlement in the Alarm.com action.” You must also include your full name, address, telephone number where you may be contacted, the telephone numbers you maintain were called, and your signature. Your exclusion request must be postmarked no later than April 16, 2019, and must be mailed to:
Alarm.com Settlement Settlement Administrator P.O. Box 505034
Louisville, KY 40233-9702
You cannot exclude yourself on the phone or by fax or email. If you ask to be excluded, you will not get any payment, and you cannot object to the settlement. You will not be legally bound by anything that happens in this lawsuit.

11. If I don't exclude myself, can I sue Alarm.com for the same thing later?
No. Unless you exclude yourself, you give up any right to sue Alarm.com for the claims that this settlement resolves. If you already have a lawsuit that may relate to the claims being released as part of this class settlement, you should speak to your lawyer in that case immediately. You must exclude yourself from this Settlement Class to continue your own lawsuit. Remember, the exclusion deadline is April 16, 2019.

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
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12. If I exclude myself, can I get anything from this settlement?
No. If you exclude yourself, do not submit a claim to ask for a payment.

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
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THE LAWYERS REPRESENTING YOU

13. Do I have a lawyer in this case?
The Court has appointed Bailey & Glasser LLP, Terrell Marshall Law Group, Broderick & Paronich, P.C., and The Law Office of Matthew P. McCue to represent you and other Settlement Class Members. These lawyers are called Class Counsel. You will not be charged for these lawyers. If you want to be represented by your own lawyer, you may hire one at your own expense.

14. How will the lawyers be paid?
Class Counsel will ask the Court to approve payment of up to $8,400,000 to them for attorneys’ fees, which is 30% of the Settlement Fund, together with $525,000 to cover out-of-pocket expenses. This payment would pay Class Counsel for their time investigating the facts, litigating the case, and negotiating the settlement. Class Counsel also will request the following service awards for the Plaintiffs: Abante Rooter and Plumbing, Inc.: $10,000, Mark Hankins: $10,000, Philip J. Charvat: $10,000. The Court may award less than these amounts.

OBJECTING TO THE SETTLEMENT

15. How do I object to the settlement?
If you are a Settlement Class Member and you do not exclude yourself from the Settlement Class, you can object to the settlement if you don’t like any part of it. You may give reasons why you think the Court should not approve it. The Court will consider your views. The Court cannot change the terms of the Settlement. The Court can only approve or deny the Settlement.The long form notice make clear that the Court can only approve or deny the Settlement, not change the terms of the Settlement.To object, you must file a written objection with the Court, stating that you object to the settlement in Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al. The written objection must include your name, address and telephone number where you can be contacted, the telephone number(s) that you maintain were called; a statement of all grounds for your objection with the factual and legal support for each stated ground; the identity of any witnesses you may call to testify; copies of any exhibits you intend to introduce as evidence at the Final Approval Hearing; a statement of the identity (including name, address, phone number and email) of any lawyer who will be representing you with respect to your objection; a statement of whether you intend to appear at the Final Approval Hearing; and a statement regarding whether your objection applies to just you, a subset of the Settlement Class, or the entire Settlement Class. You must file the objection with the Court, so that it is received by the Court no later than April 16, 2019

Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al.
Case No. 4:15-cv-06314
Clerk of the Court
U.S. District Court for the Northern District of California
1301 Clay Street, Suite 400 S
Oakland, CA 94612

16. What's the difference between objecting and excluding myself from the settlement?
Objecting simply means telling the Court that you don’t like something about the settlement. You can object only if you stay in the Settlement Class. Excluding yourself from the Settlement Class is telling the Court that you don’t want to be part of the Settlement Class. If you exclude yourself, you have no basis to object because the case no longer affects you.

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
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THE COURT’S FAIRNESS HEARING

17. When and where will the Court hold a hearing on the fairness of the settlement?
The Court will hold the final fairness hearing at 2:00 p.m. on July 30, 2019, before the Honorable Yvonne Gonzales Rogers at the U.S. District Court for the Northern District of California, Courtroom One, 4th Floor, 1301 Clay Street, Oakland, CA 94612. The purpose of the hearing is for the Court to determine whether the settlement is fair, reasonable, adequate, and in the best interests of the class. At the hearing, the Court will hear any objections and arguments concerning the fairness of the proposed settlement, including those related to the amount requested by Class Counsel for attorneys’ fees and expenses and the service award to the class representatives. After the hearing, the Court will decide whether to approve the settlement. We do not know how long these decisions will take.
Note: The date and time of the fairness hearing are subject to change by Court Order. Any changes will be posted at the Settlement Website, www.AlarmTCPAClassAction.com. You can also monitor case activity and for changes to the dates and time of the fairness hearing by accessing the Court docket in this case through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.cand.uscourts.gov, or by visiting the office of the Clerk of the Court for the United States District Court for the Northern District of California, 1301 Clay Street, Oakland, CA 94612, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays.

18. Do I have to come to the hearing?

No. Class Counsel will answer any questions the Court may have. But you are welcome to come to the hearing at your own expense. If you send an objection, you don’t have to come to Court to talk about it. As long as your written objection was filed and mailed on time, and meets the other criteria described in the Settlement Agreement, the Court will consider it. You may also pay a lawyer to attend, but you don’t have to.

19. May I speak at the hearing?
If you do not exclude yourself from the Settlement Class, you may ask the Court for permission to speak at the hearing concerning any part of the proposed Settlement Agreement. If you file an objection (see Question 15, above) and intend to appear at the hearing, you must state your intention to do so in your objection. You cannot speak at the hearing if you exclude yourself or if you fail to state your intention to do so in your objection.
IF YOU DO NOTHING

20. What happens if I do nothing at all?
If you do nothing, you’ll get no money from this settlement. But, unless you exclude yourself, you won’t be able to start a lawsuit, continue with a lawsuit, or be part of any other lawsuit against Alarm.com about the claims released in this case.

GETTING MORE INFORMATION

21. Are there more details about the settlement?
This Notice summarizes the proposed settlement. More details are in the Settlement Agreement. You may review the Settlement Agreement on the Settlement Website at www.AlarmTCPAClassAction.com. You can also get a copy of the Settlement Agreement by contacting [COMPLETE CONTACT INFORMATION FOR ONE OF PLAINTIFFS’ COUNSEL]

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
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22. How do I get more information?

You can call 1-855-256-2243 toll free or write to Alarm.com Settlement Administrator, P.O. Box 505034, Louisville, KY 40233-9702; or visit the Settlement Website at www.AlarmTCPAClassAction.com, where you will find answers to common questions about the settlement, a Claim Form, plus other information to help you determine whether you are a member of the Settlement Class.
You can learn the number of calls that calling records obtained in this litigation show you received by visiting the Settlement Website and following the instructions. If information regarding the number of calls is not available, the Settlement Website also provides additional information about how to determine the number of calls you received.

PLEASE DO NOT CONTACT THE COURT, THE JUDGE, OR THE DEFENDANT WITH QUESTIONS ABOUT THE SETTLEMENT OR CLAIMS PROCESS.

QUESTIONS? CALL 1-855-256-2243 TOLL FREE OR VISIT WWW.ALARMTCPACLASSACTION.COM
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— REVISED EXHIBIT    7 —

EXHIBIT 7-PUBLICATION NOTICE

LEGAL NOTICE

If you received telemarketing calls from Alliance Security or a third party hired by Alliance that promoted or could have resulted in Alarm.com’s goods or services, you may be entitled to benefits under a class action settlement.
THIS NOTICE MAY AFFECT YOUR LEGAL RIGHTS. PLEASE READ IT CAREFULLY.

WHAT IS THIS LAWSUIT ABOUT?

Several individuals (“Plaintiffs”) have sued Alarm.com in the United States District Court for the Northern District of California (Abante Rooter and Plumbing, Inc. et al. v. Alarm.com Incorporated et al., Case No. 4:15-cv-06314). Plaintiffs allege that Alarm.com’s dealer, Alliance Security, Inc. (“Alliance”) violated the Telephone Consumer Protection Act, 47 U.S.C. § 227, et seq. (the “TCPA”), by making or causing others to make on Alliance’s behalf automated telemarketing calls (i.e., using an automatic telephone dialing system and/or an artificial or prerecorded voice) that either promoted Alarm.com’s goods or services or could have resulted in the installation of a security system that could use or include any Alarm.com product or service to cell and residential phone numbers and by making or causing others to make on Alliance’s behalf calls to cell and residential phone numbers previously registered on the national Do-Not-Call registry. Under the TCPA, a person is entitled to receive $500 for calls that were placed using a prerecorded messages or automated telephone dialing system without the person’s consent. A person is entitled to receive up to $500 per call for calls placed to telephone numbers registered on the National Do-Not-Call Registry without that person’s consent. If the person proves the calls were placed willfully, the person is entitled to triple the amount awarded up to $1,500. Alarm.com denies it violated the TCPA.

WHO IS A SETTLEMENT CLASS MEMBER?

You may be part of the Settlement Class if you have received a telemarketing call made by Alliance or a third party hired by Alliance either promoting Alarm.corn's goods or services or that could have resulted in the installation of a security system that could use or include any Alarm.com product or service: (a) to a cellular telephone number through the use of an automatic telephone dialing system or an artificial or pre-recorded voice,
(b) to a residential telephone number through the use of an artificial or pre-recorded voice, or (c) to a cellular or residential number registered on the national Do Not Call Registry more than once within any twelve-month period. Records obtained through this case indicate that you may have received one or more of these calls. You are NOT part of the Settlement Class if you previously excluded yourself from this class action or you provided your telephone number to Alarm.com before receiving calls from Alliance.

WHAT ARE THE TERMS OF THE SETTLEMENT?

Alarm.com will pay $28,000,000 into a Settlement Fund for: (1) cash payments to eligible Settlement Class Members who submit timely and valid Claim Forms; (2) attorneys’ fees of up to $8,400,000 to Class Counsel; (3) out-of-pocket litigation costs and expenses of approximately $525,000~~up to $300,000~~; (4) service awards to the lead Plaintiffs of up to $10,000 each; and (5) settlement administration costs. Each Settlement Class Member’s share of the settlement fund will depend on a number of factors, including the number of claims made. Class Counsel estimates each Settlement Class Member will receive $94~~95~~ to $142~~143~~. Actual payments will be calculated based on the total number of telephone numbers that received qualifying phone calls.

WHAT ARE MY OPTIONS?

Persons in the Settlement Class may: (1) submit a Claim Form (if eligible) at www.AlarmTCPAClassAction.com or call 1-855-256-2243 to request a paper Claim Form; (2) exclude themselves from the Settlement by April 16, 2019 or they will not be able to pursue their own claims against Alarm.com in the future; (3) object to the Settlement by April 16, 2019 (4) go to the Final Approval Hearing on July 30, 2019; or (5) do nothing.
This Notice is a summary only. Persons in the Settlement Class may obtain more information at www.AlarmTCPAClassAction.com. They may also contact the Settlement Administrator toll-free at 1-855-256-2243 or by writing to: Alarm.com Settlement Administrator, P.O. Box 505034, Louisville, KY 40233-9702.